Securities Act File No. 33-58248
                                  Investment Company Act File No. 811-7502
==========================================================================
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

           Pre-Effective Amendment No. __                             / /

           Post-Effective Amendment No. 7                             /x/

                     and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

           Amendment No. 7                                            /x/

              (Check appropriate box or boxes)

                   DREYFUS INTERNATIONAL EQUITY FUND, INC.
             (Exact Name of Registrant as Specified in Charter)

c/o The Dreyfus Corporation
200 Park Avenue, New York, New York                   10166
(Address of Principal Executive Offices)           (Zip Code)

Registrant's Telephone Number, including Area Code:  (212) 922-6000

                            Mark N. Jacobs, Esq.
                               200 Park Avenue
                          New York, New York  10166
                   (Name and Address of Agent for Service)

                                  copy to:

                             Lewis G. Cole, Esq.
                          Stroock & Stroock & Lavan
                              7 Hanover Square
                       New York, New York  10004-2696

           It is proposed that this filing will become effective (check appropriate box)

           ____ immediately upon filing pursuant to paragraph (b)

                on (date) pursuant to paragraph (b)

           ____ 60 days after filing pursuant to paragraph (a)(i)

                on (date) pursuant to paragraph (a)(i)

                75 days after filing pursuant to paragraph (a)(ii)

                on (date) pursuant to paragraph (a)(ii) of Rule 485.

           If appropriate, check the following box:

       this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant has registered an indefinite number of its shares of its common stock under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for its fiscal year ended May 31, 1995 was filed on or about July 24, 1995.

                   DREYFUS INTERNATIONAL EQUITY FUND, INC.
                Cross-Reference Sheet Pursuant to Rule 495(a)

                                                     Dreyfus Emerging
                                                     Markets Fund

Items in
Part A of
Form N-1A   Caption                                   Page

  1         Cover                                    Cover
                                                     Page
  2         Synopsis                                 3
  3         Condensed Financial Information          *
  4         General Description of
              Registrant                             3, 24
  5         Management of the Fund                   7
  5(a)      Management's Discussion of
              Fund's Performance                     *
  6         Capital Stock and Other Securities       24
  7         Purchase of Securities Being
              Offered                                9
  8         Redemption or Repurchase                 17
  9         Pending Legal Proceedings                *

Items in                                              All Funds
Part B of
Form N-1A   Caption                                   Page

 10         Cover Page                                B-1
 11         Table of Contents                         B-1
 12         General Information and History           *
 13         Investment Objectives and
            Policies                                  B-2
 14         Management of the Fund                    B-13
 15         Control Persons and Principal
            Holders of Securities                     B-18

 16         Investment Advisory and Other
            Services                                  B-18
 17         Brokerage Allocation                      B-34
 18         Capital Stock and Other
            Securities                                B-37
 19         Purchase, Redemption and
            Pricing of Securities Being
            Offered                                   B-21, B-24,
                                                      B-30
 20         Tax Status                                B-31
 21         Underwriters                              B-1, B-21
 22         Calculations of Performance Data          B-36
 23         Financial Statements                      B-45

Items in
Part C of
Form N-1A   Caption                                   Page

 24         Financial Statements and Exhibits         C-1
 25         Persons Controlled by or Under
            Common Control with Registrant            C-2
 26         Number of Holders of Securities           C-2
 27         Indemnification                           C-2
 28         Business and Other Connections
            of Investment Adviser                     C-3
 29         Principal Underwriters                    C-9
 30         Location of Accounts and Records          C-12
 31         Management Services                       C-12
 32         Undertakings                              C-13

----
* Omitted since answer is negative or inapplicable.

PROSPECTUS                                      ________   , 1996

                  DREYFUS EMERGING MARKETS FUND


          Dreyfus Emerging Markets Fund (the "Fund") is a separate diversified portfolio of Dreyfus International Funds, Inc., an open-end, management investment company (the "Company"), known as a mutual fund. The Fund's investment objective is long-term capital growth. The Fund will invest principally in the equity securities of foreign issuers in countries with emerging markets.

          You can invest, reinvest or redeem shares at any time without charge or penalty.

          You can purchase or redeem shares by telephone using
Dreyfus TeleTransfer.

          The Dreyfus Corporation will professionally manage the Fund's portfolio.


          This Prospectus sets forth concisely information about the Fund that you should know before investing. It should be read and retained for future reference.

          The Statement of Additional Information, dated ________ __, 1996, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission and is incorporated herein by reference. For a free copy, write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call 1-800-645-6561. When telephoning, ask for Operator 144.

          Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The net asset value of funds of this type will fluctuate from time to time.

                       TABLE OF CONTENTS

                                                        Page

          Annual Fund Operating Expenses. . . . . . . .
          Description of the Fund . . . . . . . . . . .
          Management of the Fund. . . . . . . . . . . .
          How to Buy Shares . . . . . . . . . . . . . .
          Shareholder Services. . . . . . . . . . . . .
          How to Redeem Shares  . . . . . . . . . . . .
          Shareholder Services Plan . . . . . . . . . .
          Dividends, Distributions and Taxes. . . . . .
          Performance Information . . . . . . . . . . .
          General Information . . . . . . . . . . . . .
          Appendix. . . . . . . . . . . . . . . . . . .

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

     Management Fees. . . . . . . . . . . . . . . . . . .   1.25%
     Other Expenses . . . . . . . . . . . . . . . . . . .    .__%
     Total Fund Operating Expenses  . . . . . . . . . . .     __%

Example:                           1 Year    3 Years

     You would pay the following
     expenses on a $1,000 invest-
     ment, assuming (1) 5% annual
     return and (2) redemption at
     the end of each time period:  $__         $__

________________________________________________________________

          The amounts listed in the example should not be considered as representative of future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.
________________________________________________________________

          The purpose of the foregoing table is to assist you in understanding the costs and expenses borne by the Fund, the payment of which will reduce investors' annual return. Other Expenses are based on estimated amounts for the current fiscal year. The information in the foregoing table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. You can purchase Fund shares without charge directly from the Fund's distributor; you may be charged a nominal fee if you effect transactions in Fund shares through a Service Agent (as defined below). For a further description of the various costs and expenses incurred in the operation of the Fund, as well as expense reimbursement or waiver arrangements, see "Management of the Fund," "How to Buy Shares," "Shareholder Services Plan" and "How to Redeem Shares."

                     DESCRIPTION OF THE FUND

Investment Objective

          The Fund's investment objective is long-term capital growth. It cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved.

Management Policies

          Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in equity securities of foreign issuers in countries having emerging markets. For purposes of the Fund's operations, "emerging markets" will consist of all countries determined by The Dreyfus Corporation to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia and countries located in Western Europe. The assets of the Fund ordinarily will be invested in the securities of issuers in at least three different emerging markets. The Fund does not anticipate that it will invest more than 25% of the value of its total assets in the securities of issuers in any one emerging market country.

          Issuers whose principal activities are in emerging markets countries include issuers (1) organized under the laws of, (2) whose securities have their primary trading market in,
(3) deriving at least 50% of their revenues or profits from goods sold, investments made, or services performed in, or (4) having at least 50% of their assets located in, an emerging markets country. The Dreyfus Corporation will base determinations as to eligibility on publicly available information and inquiries made to the companies.

          The equity securities in which the Fund may invest consist of common stocks and preferred stocks. Certain emerging markets are closed in whole or in part to equity investments by foreigners. The Fund may be able to invest in such markets solely or primarily through investment vehicles, such as closed-end investment companies, authorized by such emerging market country's government. See "Appendix--Certain Portfolio Securities--Closed-End Investment Companies."

          While seeking desirable equity investments, the Fund may invest in money market instruments consisting of U.S. Government securities, certificates of deposit, time deposits, bankers' acceptances, short-term investment grade corporate bonds and other short-term debt instruments, and repurchase agreements, as set forth under "Appendix--Certain Portfolio Securities--Money Market Instruments." Under normal market conditions, the Fund does not expect to have a substantial portion of its assets invested in money market instruments. However, when The Dreyfus Corporation determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest all of its assets in money market instruments. The Fund also may invest in money market instruments in anticipation of investing cash positions.

          The Fund's annual portfolio turnover rate is not expected to exceed 150%. Higher portfolio turnover rates usually generate additional brokerage commissions and expenses and the short-term gains realized from these transactions are taxable to shareholders as ordinary income. In addition, the Fund currently intends to engage in foreign currency transactions, options and futures transactions and short-selling. See also "Investment Considerations and Risks" and "Appendix--Investment Techniques" below and "Investment Objective and Management Policies-- Management Policies" in the Statement of Additional Information.

Investment Considerations and Risks

General--The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Objective and Management Policies--Management Policies" in the Statement of Additional Information for a further discussion of certain risks.

Equity Securities--Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of its shares and thus the Fund's total return to investors.

          The securities of the smaller companies in which the Fund may invest may be subject to more abrupt or erratic market movements than larger, more established companies, because these securities typically are traded in lower volume and the issuers typically are subject to a greater degree to changes in earnings and prospects. This risk may be incurred by the Fund's investing in issuers in emerging markets, as more fully described below.

Foreign Securities--Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

          Because evidences of ownership of such securities usually are held outside the United States, the Fund will be subject to additional risks which include possible: adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the payment of principal and interest on the foreign securities or restrict the payment of principal and interest to investors located outside the country of the issuer, whether from currency blockage or otherwise.

          Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          The risks associated with investing in foreign securities are often heightened for investments in developing or emerging markets. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities including restrictions in investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If the Fund is unable to hedge the U.S. dollar value of securities it owns denominated in such currencies, the Fund's net asset value will be adversely affected. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Currency Transactions--Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. See "Appendix--Investment Techniques--Foreign Currency Transactions."

Use of Derivatives--The Fund may invest in derivatives ("Derivatives"). These are financial instruments which derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. The Derivatives the Fund may use include options and futures. While Derivatives can be used effectively in furtherance of the Fund's investment objective, under certain market conditions, they can increase the volatility of the Fund's net asset value, can decrease the liquidity of the Fund's portfolio and make more difficult the accurate pricing of the Fund's portfolio. See "Appendix-- Investment Techniques--Use of Derivatives" below and "Investment Objective and Management Policies--Management Policies-- Derivatives" in the Statement of Additional Information.

Non-Diversified Status--The classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally to invest, with respect to 75% of its total assets, not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet Federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

Simultaneous Investments--Investment decisions for the Fund are made independently from those of the other investment companies advised by The Dreyfus Corporation. If, however, such other investment companies desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each investment company. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                     MANAGEMENT OF THE FUND

Investment Adviser--The Dreyfus Corporation, located at 200 Park Avenue, New York, New York 10166, was formed in 1947 and serves as the Fund's investment adviser. The Dreyfus Corporation is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of
        , 199_, The Dreyfus Corporation managed or administered
approximately $   billion in assets for more than     million
investor accounts nationwide.

          The Dreyfus Corporation supervises and assists in the overall management of the Fund's affairs under a Management Agreement with the Company, subject to the authority of the Company's Board in accordance with Maryland law. The Fund's primary portfolio manager is Kelly McDermott. She has held that position since inception of the Fund and has been employed by The Dreyfus Corporation since June 1992. Previously, Ms. McDermott served in the institutional division of European Sales at Morgan Stanley & Co. Incorporated, Salomon Brothers, Inc. and Kleinwort Benson. The Fund's other portfolio managers are identified in the Statement of Additional Information. The Dreyfus Corporation also provides research services for the Fund and for other funds advised by The Dreyfus Corporation through a professional staff of portfolio managers and securities analysts.

          Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, N.A., Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including The Dreyfus Corporation, Mellon managed more than $209 billion in assets as of September 30, 1995, including approximately $80 billion in proprietary mutual fund assets. As of September 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for more than $717 billion in assets, including approximately $55 billion in mutual fund assets.

          Under the terms of the Management Agreement, the Fund has agreed to pay The Dreyfus Corporation a monthly fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. The management fee is higher than that paid by most other investment companies. From time to time, The Dreyfus Corporation may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the expense ratio of the Fund and increasing yield to investors. The Fund will not pay The Dreyfus Corporation at a later time for any amounts it may waive, nor will the Fund reimburse The Dreyfus Corporation for any amounts it may assume.

          In allocating brokerage transactions for the Fund, The Dreyfus Corporation seeks to obtain the best execution of orders at the most favorable net price. Subject to this determination, The Dreyfus Corporation may consider, among other things, the receipt of research services and/or the sale of shares of the Fund or other funds in the Dreyfus Family of Funds as factors in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

Expenses--All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by The Dreyfus Corporation. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of The Dreyfus Corporation or any of its affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Company's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among the Company's portfolios on the basis determined by the Company's Board, including, but not limited to, proportionately in relation to the net assets of each portfolio.

          The Dreyfus Corporation may pay the Fund's distributor for shareholder services from The Dreyfus Corporation's own assets, including past profits but not including the management fee paid by the Fund. The Fund's distributor may use part or all of such payments to pay Service Agents in respect of these services.

Distributor--The Fund's distributor is Premier Mutual Fund
Services, Inc. (the "Distributor"), located at One Exchange
Place, Boston, Massachusetts 02109. The Distributor's ultimate parent is Boston Institutional Group, Inc.

Transfer and Dividend Disbursing Agent and Custodian--Dreyfus
Transfer, Inc., a wholly-owned subsidiary of The Dreyfus
Corporation, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's Transfer and Dividend Disbursing Agent (the
"Transfer Agent").  The Bank of New York, 90 Washington Street,
New York, New York 10286, is the Fund's Custodian.

                        HOW TO BUY SHARES

          Fund shares are sold without a sales charge. You may be charged a nominal fee if you effect transactions in Fund shares through a securities dealer, bank or other financial institution (collectively, "Service Agents"). Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Fund reserves the right to reject any purchase order.

          The minimum initial investment is $2,500, or $1,000 if you are a client of a Service Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. However, the minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum initial investment of $250. Subsequent investments in a spousal IRA must be at least $250. The initial investment must be accompanied by the Account Application. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries, directors of The Dreyfus Corporation, Board members of a fund advised by The Dreyfus Corporation, including members of the Company's Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000. For full-time or part-time employees of The Dreyfus Corporation or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Fund reserves the right to offer Fund shares without regard to minimum purchase requirements to employees participating in certain qualified or non-qualified employee benefit plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the Fund. The Fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time. Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under "Shareholder Services." These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market.

          You may purchase Fund shares by check or wire, or through the Dreyfus TeleTransfer Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds," or, if for Dreyfus retirement plan accounts, to "The Dreyfus Trust Company, Custodian" and should specify that you are investing in the Fund. Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. For Dreyfus retirement plan accounts, both initial and subsequent investments should be sent to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. These orders will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information."

          Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York, DDA# 8900______/Dreyfus International Funds, Inc./Dreyfus Emerging Markets Fund, for purchase of Fund shares in your name. The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment to obtain your Fund account number. You should include your Fund account number on the Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any check used for investment in your account does not clear. The Fund makes available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.

          Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House member. You must direct the institution to transmit immediately available funds through the Automated Clearing House to The Bank of New York with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number preceded by the digits "1111."

          Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form is received by the Transfer Agent or other agent. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, options and futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of Fund shares outstanding. The Fund's investments are valued generally at market value or, where market quotations are not readily available, at fair value as determined by or under the direction of the Company's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value" in the Statement of Additional Information.

          For certain institutions that have entered into agreements with the Distributor, payment for the purchase of Fund shares may be transmitted, and must be received by the Transfer Agent, within three business days after the order is placed. If such payment is not received within three business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

          The Distributor may pay dealers a fee of up to .5% of the amount invested through such dealers in Fund shares by employees participating in qualified or non-qualified employee benefit plans or other programs where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 250 employees eligible for participation in such plans or programs or (ii) such plan's or program's aggregate investment in the Dreyfus Family of Funds or certain other products made available by the Distributor to such plans or programs exceeds $1,000,000 ("Eligible Benefit Plans"). Shares of funds in the Dreyfus Family of Funds then held by Eligible Benefit Plans will be aggregated to determine the fee payable. The Distributor reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own funds, other than amounts received from the Fund, including past profits or any other source available to it.

          Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Distributions and Taxes" and the Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Fund could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").

Dreyfus TeleTransfer Privilege--You may purchase shares (minimum $500, maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be so designated. The Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          If you have selected the Dreyfus TeleTransfer
Privilege, you may request a Dreyfus TeleTransfer purchase of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452.

                      SHAREHOLDER SERVICES

Fund Exchanges

          You may purchase, in exchange for shares of the Fund, shares of certain other funds managed or administered by The Dreyfus Corporation, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you. If you desire to use this service, you should consult your Service Agent or call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.

          To request an exchange, you must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. Except in the case of personal retirement plans, the shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the applicable "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate signed Shareholder Services Form, also available by calling 1-800-645-6561. If you have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-645-6561, or, if you are calling from overseas, call 516-794-5452. See "How to Redeem Shares--Procedures." Upon an exchange into a new account, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made: Telephone Exchange Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TeleTransfer Privilege and the dividend/capital gain distribution option (except for Dreyfus Dividend Sweep) selected by the investor.

          Shares will be exchanged at the next determined net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. If you are exchanging into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load,
(b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Service Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the Statement of Additional Information. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the Securities and Exchange Commission. The Fund reserves the right to reject any exchange request in whole or in part. The availability of Fund Exchanges may be modified or terminated at
any time upon notice to shareholders.   See "Dividends,
Distributions and Taxes."

Dreyfus Auto-Exchange Privilege

          Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, in shares of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current net asset value; however, a sales load may be charged with respect to exchanges into funds sold with a sales load. See "Shareholder Services" in the Statement of Additional Information. The right to exercise this Privilege may be modified or canceled by the Fund or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Fund may charge a service fee for the use of this Privilege. No such fee currently is contemplated. See "Dividends, Distributions and Taxes." For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561.

Dreyfus-Automatic Asset BuilderR

          Dreyfus-Automatic Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you. At your option, the account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish a Dreyfus-Automatic Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427, and the notification will be effective three business days following receipt. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

Dreyfus Government Direct Deposit Privilege

          Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege.
The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency. The Fund may terminate your participation upon 30 days' notice to you.

Dreyfus Payroll Savings Plan

          Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the Automated Clearing House system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, The Dreyfus Corporation, the Fund, the Transfer Agent or any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Fund may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.

Dreyfus Step Program

          Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund's minimum initial investment requirements through Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan. To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent. For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620. You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s). The Fund may modify or terminate this Program at any time. Investors who wish to purchase Fund shares through the Dreyfus Step Program in conjunction with a Dreyfus-sponsored retirement plan may do so only for IRAs, SEP-IRAs and IRA "Rollover Accounts."

Dreyfus Dividend Options

          Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. If you are investing in a fund that charges a contingent deferred sales charge, the shares purchased will be subject on redemption to the contingent deferred sales charge, if any, applicable to the purchased shares. See "Shareholder Services" in the Statement of Additional Information. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. Banks may charge a fee for this service.

          For more information concerning these privileges or to request a Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. To select a new fund after cancellation, you must submit a new Dividend Options Form. Enrollment in or cancellation of these privileges is effective three business days following receipt. These privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Fund may modify or terminate these privileges at any time or charge a service fee. No such fee currently is contemplated. Shares held under Keogh Plans, IRAs or other retirement plans are not eligible for Dreyfus Dividend Sweep.

Automatic Withdrawal Plan

          The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account. An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. There is a service charge of 50 cents for each withdrawal check. The Automatic Withdrawal Plan may be ended at any time by you, the Fund or the Transfer Agent.
Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

Retirement Plans

          The Fund offers a variety of pension and profit-sharing plans, including Keogh Plans, IRAs, SEP-IRAs and IRA "Rollover Accounts," 401(k) Salary Reduction Plans and 403(b)(7) Plans. Plan support services also are available. You can obtain details on the various plans by calling the following numbers toll free: for Keogh Plans, please call 1-800-358-5566; for IRAs and IRA "Rollover Accounts," please call 1-800-645-6561; for SEP-IRAs, 401(k) Salary Reduction Plans and 403(b)(7) Plans, please call 1-800-322-7880.

                      HOW TO REDEEM SHARES

General

          You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Fund will redeem the shares at the next determined net asset value.

          The Fund imposes no charges when shares are redeemed. Service Agents may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

          The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission. However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer Privilege or through Dreyfus-Automatic Asset Builder and subse-quently submit a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to you prompt-ly upon bank clearance of your purchase check, Dreyfus TeleTrans-fer purchase or Dreyfus-Automatic Asset Builder order, which may take up to eight business days or more. In addition, the Fund will reject requests to redeem shares by wire or telephone or pursuant to the Dreyfus TeleTransfer Privilege for a period of eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer purchase or the Dreyfus-Automatic Asset Builder order against which such redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.

          The Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if your account's net asset value is $500 or less and remains so during the notice period.

Procedures

          You may redeem shares by using the regular redemption procedure through the Transfer Agent, or, if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent, through the Wire Redemption Privilege, the Telephone Redemption Privilege or the Dreyfus TeleTransfer Privilege. Other redemption procedures may be in effect for clients of certain Service Agents. The Fund makes available to certain large institutions the ability to issue redemption instructions through compatible computer facilities. The Fund reserves the right to refuse any request made by wire or telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Fund may modify or terminate any redemption Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.

          You may redeem shares by telephone if you have checked the appropriate box on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or telephone exchange privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. The Fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

          During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, you should consider using the other redemption pro-cedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, the Fund's net asset value may fluctuate.

Regular Redemption--Under the regular redemption procedure, you may redeem shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671, or, if for Dreyfus retirement plan accounts, to The Dreyfus Trust Company, Custodian, P.O. Box 6427, Providence, Rhode Island 02940-6427. Redemption requests may be delivered in person only to a Dreyfus Financial Center. These requests will be forwarded to the Fund and will be processed only upon receipt thereby. For the location of the nearest Dreyfus Financial Center, please call one of the telephone numbers listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guar-anteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. If you have any questions with respect to signature-guarantees, please call one of the telephone numbers listed under "General Information."

          Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.

Wire Redemption Privilege--You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member.
You also may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of not more than $250,000 wired within any 30-day period. You may telephone redemption requests by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

Telephone Redemption Privilege--You may request by telephone that redemption proceeds (maximum $150,000 per day) be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares for which certificates have been issued, are not eligible for this Privilege.

Dreyfus TeleTransfer Privilege--You may request by telephone that redemption proceeds (minimum $500 per day) be transferred between your Fund account and your bank account. Only a bank account maintained in a domestic financial institution which is an Automated Clearing House member may be designated. Redemption proceeds will be on deposit in your account at an Automated Clearing House member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TeleTransfer Privilege for transfer to their bank account not more than $250,000 within any 30-day period.

          If you have selected the Dreyfus TeleTransfer Privilege, you may request a Dreyfus TeleTransfer redemption of shares by telephoning 1-800-645-6561 or, if you are calling from overseas, call 516-794-5452. Shares held under Keogh Plans, IRAs or other retirement plans, and shares issued in certificate form, are not eligible for this Privilege.

                    SHAREHOLDER SERVICES PLAN

          The Fund has adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of
 .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

               DIVIDENDS, DISTRIBUTIONS AND TAXES

          Under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund is treated as a separate entity for purposes of qualification and taxation as a regulated investment company. The Fund ordinarily pays dividends from its net invest-ment income and distributes net realized securities gains, if any, once a year, but it may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. You may choose whether to receive dividends and distributions in cash or to reinvest in additional shares at net asset value. All expenses are accrued daily and deducted before declaration of dividends to investors.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund will be taxable to U.S. shareholders as ordinary income whether received in cash or reinvested in additional shares. Distributions from net realized long-term securities gains of the Fund will be taxable to U.S. shareholders as long-term capital gains for Federal income tax purposes, regardless of how long shareholders have held their Fund shares and whether such distributions are received in cash or reinvested in Fund shares. The Code provides that the net capital gain of an individual generally will not be subject to Federal income tax at a rate in excess of 28%. Dividends and distributions may be subject to state and local taxes.

          Dividends derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, paid by the Fund to a foreign investor generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to a foreign investor as well as the proceeds of any redemptions from a foreign investor's account, regardless of the extent to which gain or loss may be realized, generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

          The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

          Notice as to the tax status of your dividends and distributions will be mailed to you annually. You also will receive periodic summaries of your account which will include information as to dividends and distributions from securities gains, if any, paid during the year.

          Federal regulations generally require the Fund to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends, distributions from net realized securities gains and the proceeds of any redemption, regardless of the extent to which gain or loss may be realized, paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Fund to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

          A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not consti-tute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return.

          It is expected that the Fund will qualify as a "regulated investment company" under the Code so long as such qualification is in the best interests of its shareholders. Such qualification relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

          You should consult your tax adviser regarding specific questions as to Federal, state or local taxes.

                     PERFORMANCE INFORMATION

          For purposes of advertising, performance may be calculated on the basis of average annual total return and/or total return.

          Average annual total return is calculated pursuant to a standardized formula which assumes that an investment was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods, or for shorter periods depending upon the length of time during which the Fund has operated.

          Total return is computed on a per share basis and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

          Performance will vary from time to time and past results are not necessarily representative of future results. You should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

          Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Stock Index, Standard & Poor's MidCap 400 Index, Wilshire 5000 Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications.

                       GENERAL INFORMATION

          The Company was incorporated under Maryland law on January 27, 1993 and commenced operations on June 29, 1993. Before March __, 1996, the Company's name was Dreyfus International Equity Fund, Inc. The Company is authorized to issue 400 million shares of Common Stock (with 100 million allocated to the Fund), par value $.001 per share. Each share has one vote.

          Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, pursuant to the Company's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office or for any other purpose. Shareholders may remove a Board member by the affirmative vote of a majority of the Company's outstanding voting shares. In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. By this Prospectus, shares of the Fund are being offered. Other portfolios are sold pursuant to other offering documents.

          To date, the Board has authorized the creation of two series of shares. All consideration received by the Company for shares of one of the series and all assets in which such consideration is invested will belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one series are treated separately from those of the other series. The Company has the ability to create, from time to time, new series without shareholder approval.

          The Transfer Agent maintains a record of your ownership and sends you confirmations and statements of account.

          Shareholder inquiries may be made by writing to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561. In New York City, call 1-718-895-1206; outside the U.S. and Canada, call 516-794-5452.

                            APPENDIX
Investment Techniques

Foreign Currency Transactions--Foreign currency transactions may be entered into for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; or to hedge the U.S. dollar value of securities the Fund already owns, particularly in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

          Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies, which would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange. The Fund's success in these transactions will depend principally on The Dreyfus Corporation's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Short-Selling--In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets. The Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the Fund's net assets.
The Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

          The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

Borrowing Money--The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of such company's total assets. The Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

Use of Derivatives--The Fund may invest in the types of Derivatives enumerated under "Description of the Fund--Investment
Considerations and Risks--Use of Derivatives." These instruments and certain related risks are described more specifically under "Investment Objective and Management Policies--Management
Policies--Derivatives" in the Statement of Additional
Information.

          Although the Fund will not be a commodity pool, Derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in certain Derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options.
The Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, the Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its transactions in Derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price.

Certain Portfolio Securities

Closed-End Investment Companies--The Fund may invest in securities issued by closed-end investment companies which principally invest in securities in which the Fund invests. Under the 1940 Act, the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's net assets with respect to any one investment company and (iii) 10% of the Fund's net assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Foreign Government Obligations; Securities of Supranational Entities--The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by The Dreyfus Corporation to be of comparable quality to the other obligations in which the Fund may invest. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

Money Market Instruments--The Fund may invest in the following types of money market instruments.

          U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

          Repurchase Agreements. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. The Fund may enter into repurchase agreements with certain banks or non-bank dealers.

          Bank Obligations. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Description of the Fund--Investment Considerations and Risks-- Foreign Securities."

          Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

          Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

          Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

          Commercial Paper. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated not lower than Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's or A- by S&P, or (c) if unrated, determined by The Dreyfus Corporation to be of comparable quality to those rated obligations which may be purchased by the Fund.

Illiquid Securities--The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

               No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                DREYFUS INTERNATIONAL FUNDS, INC.

                DREYFUS INTERNATIONAL EQUITY FUND
                  DREYFUS EMERGING MARKETS FUND

                             PART B
              (STATEMENT OF ADDITIONAL INFORMATION)
                         _________, 1996


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of the series named above (each, a "Fund") of Dreyfus International Funds, Inc. (the "Company"), dated _________, 1996, as each may be revised from time to time. To obtain a copy of the relevant Fund's Prospectus, please write to a Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call the following numbers:

          Call Toll Free 1-800-645-6561
          In New York City -- Call 1-718-895-1206
          Outside the U.S. and Canada -- Call 516-794-5452

          The Dreyfus Corporation (the "Manager") serves as each
Fund's investment adviser.  The Manager has engaged M&G
Investment Management Limited ("M&G") to serve as Dreyfus
International Equity Fund's sub-investment adviser and provide day-to-day management of the Fund's investments, subject to the Manager's supervision.

          Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of each Fund's shares.

                           TABLE OF CONTENTS
                                                           Page

Investment Objective and Management Policies . . . .       B-2
Management of the Company . . . . . . . . . . . . . .      B-13
Management Agreement. . . . . . . . . . . . . . . . .      B-18
Purchase of Shares  . . . . . . . . . . . . . . . . .      B-21
Distribution Plan and Shareholder Services Plan . . .      B-22
Redemption of Shares. . . . . . . . . . . . . . . . .      B-24
Shareholder Services. . . . . . . . . . . . . . . . .      B-27
Determination of Net Asset Value. . . . . . . . . . .      B-30
Dividends, Distributions and Taxes. . . . . . . . . .      B-31
Portfolio Transactions. . . . . . . . . . . . . . . .      B-34
Performance Information . . . . . . . . . . . . . . .      B-36
Information About the Funds . . . . . . . . . . . . .      B-37
Transfer and Dividend Disbursing Agent,
  Custodian, Counsel and Independent Auditors . . . .      B-37
Appendix. . . . . . . . . . . . . . . . . . . . . . .      B-39
Financial Statements. . . . . . . . . . . . . . . . .      B-45
Report of Independent Auditors. . . . . . . . . . . .      B-56

             INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

          The following information supplements and should be read in conjunction with the sections in each Fund's Prospectus entitled "Description of the Fund" and "Appendix."

Portfolio Securities

          Depositary Receipts. These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

          Repurchase Agreements. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, each Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price.

          Commercial Paper and Other Short-Term Corporate Obligations. These instruments include variable amount master demand notes, which are obligations that permit a Fund to invest fluctuating amounts at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest, at any time. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies, and a Fund may invest in them only if at the time of an investment the borrower meets the criteria set forth in the Fund's Prospectus for other commercial paper issuers.

          Convertible Securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

          Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

          Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

          Illiquid Securities. When purchasing securities that have not been registered under the Securities Act of 1933, as amended, and are not readily marketable, each Fund will endeavor, to the extent practicable, to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between the Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A under the Securities Act of 1933, as amended, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Company's Board. Because it is not possible to predict with assurance how the market for specific restricted securities sold pursuant to Rule 144A will develop, the Company's Board has directed the Manager (and M&G with respect to Dreyfus International Equity Fund) to monitor carefully the relevant Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Management Policies

          Leverage. For borrowings for investment purposes, the Investment Company Act of 1940, as amended (the "1940 Act"), requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. To the extent the Fund enters into a reverse repurchase agreement, the Fund will maintain in a segregated custodial account cash or U.S. Government securities or other high quality liquid debt securities at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with releases promulgated by the Securities and Exchange Commission. The Securities and Exchange Commission views reverse repurchase transactions as collateralized borrowings by the Fund.

          Short-Selling. In these transactions, a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.

          Securities will not be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of a Fund's net assets. A Fund may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of a Fund's net assets. A Fund may not make a short sale which results in the Fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

          A Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns in order to hedge an unrealized gain on the security. At no time will more than 15% of the value of the Fund's net assets be in deposits on short sales against the box.

          Until a Fund closes its short position or replaces the borrowed security, it will: (a) maintain a segregated account, containing cash or U.S. Government securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover its short position.

          Lending Portfolio Securities. (Dreyfus International Equity Fund only) In connection with its securities lending transactions, Dreyfus International Equity Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

          The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Company's Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs.

          Derivatives. A Fund may invest in Derivatives (as defined in the relevant Fund's Prospectus) for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

          Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular Derivative and the portfolio as a whole. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential impact on a Fund's performance.

          If a Fund invests in Derivatives at inappropriate times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. A Fund also could experience losses if its Derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

          A Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. A Fund may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written. When required by the Securities and Exchange Commission, a Fund will set aside permissible liquid assets in a segregated account to cover its obligations relating to its purchase of Derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a Derivative position at a reasonable price. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter Derivatives. Exchange-traded Derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such Derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with Derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter Derivatives. Therefore, each party to an over-the-counter Derivative bears the risk that the counterparty will default. Accordingly, the Manager (and M&G with respect to Dreyfus International Equity Fund) will consider the creditworthiness of counterparties to over-the-counter Derivatives in the same manner as it would review the credit quality of a security to be purchased by a Fund. Over-the-counter Derivatives are less liquid than exchange-traded Derivatives since the other party to the transaction may be the only investor with sufficient understanding of the Derivative to be interested in bidding for it.

Futures Transactions--In General. A Fund may enter into futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange, or, if permitted in its Prospectus, on exchanges located outside the United States, such as the London International Financial Futures Exchange and the Sydney Futures Exchange Limited. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

          Engaging in these transactions involves risk of loss to a Fund which could adversely affect the value of the Fund's net assets. Although each Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

          Successful use of futures by a Fund also is subject to the ability of the Manager (and M&G with respect to Dreyfus International Equity Fund) to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. A Fund may have to sell such securities at a time when it may be disadvantageous to do so.

          Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate cash or high quality money market instruments in connection with its commodities transactions in an amount generally equal to the value of the underlying commodity. The segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

Specific Futures Transactions. A Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          A Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

          Dreyfus International Equity Fund may purchase and sell interest rate futures contracts. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

Options--In General. A Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period.

          A covered call option written by a Fund is a call option with respect to which a Fund owns the underlying security or otherwise covers the transaction by segregating cash or other securities. A put option written by a Fund is covered when, among other things, cash or liquid securities having a value equal to or greater than the exercise price of the option are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

          There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. A Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effective-ness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

          A Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

          Dreyfus Emerging Markets Fund also may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Successful use by a Fund of options will be subject to the ability of the Manager (and M&G with respect to Dreyfus International Equity Fund) to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, a Fund may incur losses.

          Future Developments. A Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other Derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

          Forward Commitments. A Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on a forward commitment or when-issued security are fixed when the Fund enters into the commitment, but the Fund does not make a payment until it receives delivery from the counterparty. A Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. A segregated account of the Fund consisting of cash, cash equivalents or U.S. Government securities or other high quality liquid debt securities at least equal at all times to the amount of the commitments will be established and maintained at the Fund's custodian bank.

          Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose a Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when a Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

Investment Restrictions

          Each Fund has adopted investment restrictions numbered 1 through 8 as fundamental policies, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting shares. Investment restrictions numbered 9 through 14 are not fundamental policies and may be changed by vote of a majority of the Company's Board members at any time. Neither Fund may:

          1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

          4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          5. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Company's Board.

          6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 2, 4, 11 and
12 may be deemed to give rise to a senior security.

          8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices.

          9. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessor) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

          10. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

          11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          12.  Purchase, sell or write puts, calls or
combinations thereof, except as described in the relevant Fund's
Prospectus and Statement of Additional Information.

          13. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          14. Purchase securities of other investment companies, except to the extent permitted under the 1940 Act.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

          Each Fund may invest, notwithstanding any other investment restriction (whether or not fundamental), all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

          The Company may make commitments more restrictive than the restrictions listed above so as to permit the sale of Fund shares in certain states. Should the Company determine that a commitment is no longer in the best interest of the Fund and its shareholders, the Company reserves the right to revoke the commitment by terminating the sale of such Fund's shares in the state involved.

                        MANAGEMENT OF THE COMPANY

          Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is deemed to be an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Board Members of the Company

* JOSEPH S. DiMARTINO, Chairman of the Board. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. For more than five years prior thereto, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager and, until August 24, 1994, the Company's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is also Chairman of the Board of Directors of Noel Group, Inc., a venture capital company; a trustee of Bucknell University; and a director of The Muscular Dystrophy Association, HealthPlan Services Corporation, Belding Heminway Company, Inc., a manufacturer and marketer of industrial threads, specialty yarns, home furnishings and fabrics, Curtis Industries, Inc., a national distributor of security products, chemicals and automotive and other hardware, and Staffing Resources, Inc. He is 52 years old and his address is 200 Park Avenue, New York, New York 10166.

*DAVID P. FELDMAN, Board Member.  Chairman and Chief Executive
     Officer of AT&T Investment Management Corporation. He is also a trustee of Corporate Property Investors, a real estate investment company. He is 56 years old and his address is One Oak Way, Berkeley Heights, New Jersey 07922.

JOHN M. FRASER, JR., Board Member.  President of Fraser
     Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 74 years old and his address is 133 East 64th Street, New York, New York 10021.

ROBERT R. GLAUBER, Board Member.  Research Fellow, Center for
     Business and Government at the John F. Kennedy School of Government, Harvard University, since January 1992. He was Under Secretary of the Treasury for Finance at the U.S. Treasury Department, from May 1989 to January 1992. For more than five years prior thereto, he was a Professor of Finance at the Graduate School of Business Administration of Harvard University and, from 1985 to 1989, Chairman of its Advanced Management Program. He is 56 years old and his address is 79 John F. Kennedy Street, Cambridge, Massachusetts 02138.

JAMES F. HENRY, Board Member.  President of the CPR Institute for
     Dispute Resolution, a non-profit organization principally engaged in the development of alternatives to business litigation. He was of counsel to the law firm of Lovejoy, Wasson & Ashton from October 1975 to December 1976 and from October 1979 to June 1983, and was a partner of the firm from January 1977 to September 1979. He was President and a director of the Edna McConnell Clark Foundation, a philanthropic organization, from September 1971 to December 1976. Mr. Henry is 65 years old and his address is c/o CPR Institute for Dispute Resolution, 366 Madison Avenue, New York, New York 10017.

ROSALIND GERSTEN JACOBS, Board Member. Director of Merchandise and Marketing for Corporate Property Investors, a real estate investment company. From 1974 to 1976, she was owner and manager of a merchandise and marketing consulting firm. Prior to 1974, she was a Vice President of Macy's, New York. Mrs. Jacobs is 70 years old and her address is c/o Corporate Property Investors, 305 East 47th Street, New York, New York 10017.

IRVING KRISTOL, Board Member. John M. Olin Distinguished Fellow of the American Enterprise Institute for Public Policy Research, co-editor of The Public Interest magazine, and an author or co-editor of several books. From May 1981 to December 1994, he was a consultant to the Manager on economic matters; from 1969 to 1988, he was Professor of Social Thought at the Graduate School of Business Administration, New York University; and from September 1969 to August 1979, he was Henry R. Luce Professor of Urban Values at New York University. Mr. Kristol is 76 years old and his address is c/o The Public Interest, 1112 16th Street, N.W., Suite 530, Washington, D.C. 20036.

DR. PAUL A. MARKS, Board Member.  President and Chief Executive
     Officer of Memorial Sloan-Kettering Cancer Center. He was Vice President for Health Sciences and Director of the Cancer Center at Columbia University from 1973 to 1980, and Professor of Medicine and of Human Genetics and Development at Columbia University from 1968 to 1982. He is also a director of Pfizer, Inc., a pharmaceutical company, Life Technologies, Inc., a life science company producing products for cell and molecular biology and microbiology, and Tularik, Inc., a biotechnology company, and a general partner of LINC Venture Lease Partners II, L.P., a limited partnership engaged in leasing. Dr. Marks is 69 years old and his address is c/o Memorial Sloan-Kettering Cancer Center, 1275 York Avenue, New York, New York 10021.

DR. MARTIN PERETZ, Board Member.  Editor-in-Chief of The New
     Republic magazine and a lecturer in Social Studies at Harvard University, where he has been a member of the faculty since 1965. He is a trustee of The Center for Blood Research at the Harvard Medical School and a director of LeukoSite Inc., a biopharmaceutical company. Dr. Peretz is 56 years old and his address is c/o The New Republic, 1220 19th Street, N.W., Washington, D.C. 20036.

BERT W. WASSERMAN, Board Member.  Financial Consultant.  From
     January 1990 to March 1995, Executive Vice President and Chief Financial Officer, and, from January 1990 to March 1993, a director of Time Warner Inc; from 1981 to 1990, he was a member of the office of the President and a director of Warner Communications, Inc. He is also a member of the Chemical Bank National Advisory Board and a director of The New Germany Fund, Mountasia Entertainment International, Inc. and the Lillian Vernon Corporation. Mr. Wasserman is 63 years old and his address is 126 East 56th Street, Suite 12 North, New York, New York 10022-3613.

          For so long as the Company's plans described in the section captioned "Distribution Plan and Shareholder Services Plan" remain in effect, the Board members who are not "interested persons" of the Company, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Company.

          The Company typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board member by the Company for the fiscal year ended May 31, 1995, and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the year ended December 31, 1994, were as follows:

                                                                             (5)
                                     (3)                                     Total Compensation
                    (2)              Pension or            (4)               From Company and
(1)                 Aggregate        Retirement Benefits   Estimated Annual  Fund Complex
Name of Board       Compensation     Accrued as Part of    Benefits Upon     Paid to Board
Member              From Company*    Company's Expenses    Retirement        Member
Joseph S. DiMartino     $5,625**       none                none              $445,000***(93)

David P. Feldman        $2,171         none                none              $85,631(37)

John M. Fraser, Jr.     $4,500         none                none              $46,766(14)

Robert R. Glauber       $4,500         none                none              $79,696(20)

James F. Henry          $4,500         none                none              $44,946(10)

Rosalind Gersten
 Jacobs                 $4,500         none                none              $57,638(20)

Irving Kristol          $4,500         none                none              $44,946(10)

Dr. Paul A. Marks       $4,500         none                none              $44,946(10)

Dr. Martin Peretz       $4,500         none                none              $44,946(10)

Bert W. Wasserman       $4,500         none                none              $40,720(10)


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $541 for all Board members as a group.

**   Estimated amount for the current fiscal year ending May 31, 1996.

***  Estimated amount for the year ended December 31, 1995.

Officers of the Company

MARIE E. CONNOLLY, President and Treasurer. President and Chief Executive Officer of the Distributor and an officer of other investment companies advised or administered by the Manager. From December 1991 to July 1994, she was President and Chief Compliance Officer of Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc. Prior to December 1991, she served as Vice President and Controller, and later as Senior Vice President, of The
Boston Company Advisors, Inc.  She is 38 years old.

JOHN E. PELLETIER, Vice President and Secretary.  Senior Vice
     President and General Counsel of the Distributor and an officer of other investment companies advised or administered by the Manager. From February 1992 to July 1994, he served as Counsel for The Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Assistant Secretary.
 Associate General Counsel of the Distributor and an officer of other investment companies advised or administered by the
     Manager. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 30 years old.

ELIZABETH BACHMAN, Vice President and Assistant Secretary.
     Assistant Vice President of the Distributor and an officer of other investment companies advised or administered by the
     Manager.  She is 26 years old.

FREDERICK C. DEY, Vice President and Assistant Treasurer.
     Senior Vice President of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1988 to August 1994, he was manager of the

    High Performance Fabric Division of Springs Industries Inc.

   He is 33 years old.

JOSEPH S. TOWER, III, Assistant Treasurer.  Senior Vice
     President, Treasurer and Chief Financial Officer of the Distributor and an officer of other investment companies advised or administered by the Manager.  From July
     1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 33 years old.

JOHN J. PYBURN, Assistant Treasurer.  Assistant Treasurer
     of the Distributor and an officer of other investment companies advised or administered by the Manager. From 1984 to July 1994, he was Assistant Vice President in the Mutual Fund Accounting Department of the Manager. He is 60 years old.

MARGARET PARDO, Assistant Secretary.  Legal Assistant with
 the Distributor and an officer of other investment companies advised or administered by the Manager. From June 1992 to April 1995, she was a Medical Coordinator Officer at ORBIS International. Prior to June 1992, she worked as Program Coordinator at Physicians World Communications Group. She is 27 years old.

          The address of each officer of the Company is 200 Park
Avenue, New York, New York 10166.

          The Company's Board members and officers, as a group, owned less than 1% of each Fund's voting securities outstanding on January 16, 1996.

                         MANAGEMENT AGREEMENT

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Management of the Company."

          Management Agreement. The Manager provides management services pursuant to the Management Agreement (the "Agreement") dated August 24, 1994, as amended March __, 1996, with the Company. As to each Fund, the Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by shareholders on August 2, 1994 in respect of Dreyfus International Equity Fund, and was last approved by the Company's
Board, including a majority of the Board members who are not "interested persons" of any party to the Agreement, at a meeting held on March __, 1996. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by the Manager. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940
Act).

          The following persons are officers and/or directors of the Manager: Howard Stein, Chairman of the Board and Chief Executive Officer; W. Keith Smith, Vice Chairman of the Board; Christopher M. Condron, President, Chief Operating Officer and a director; Stephen E. Canter, Vice Chairman, Chief Investment Officer and a director; Lawrence S. Kash, Vice Chairman --Distribution and a director; Philip L. Toia, Vice Chairman --Operations and Administration and a director; William T. Sandalls, Jr., Senior Vice President and Chief Financial Officer;
Barbara E. Casey, Vice President--Dreyfus Retirement Services; Diane M. Coffey, Vice President--Corporate Communications; Elie
M. Genadry, Vice President--Institutional Sales; William F. Glavin, Jr., Vice President--Corporate Development; Mark N. Jacobs, Vice President-- Legal and Secretary; Daniel C. Maclean, Vice President and General Counsel; Jeffrey N. Nachman, Vice President--Mutual Fund Accounting; Andrew S. Wasser, Vice President--Information Services; Maurice Bendrihem, Controller; Elvira Oslapas, Assistant Secretary; and Mandell L. Berman, Frank V. Cahouet, Alvin E. Friedman, Lawrence M. Greene and Julian M. Smerling, directors.

   M&G provides investment advisory assistance and day-to-day management of Dreyfus International Equity Fund's investments pursuant to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") dated August 24, 1994 between M&G and the Manager. The Sub-Advisory Agreement is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of Dreyfus International Equity Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Manager or M&G, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement was approved by shareholders of Dreyfus International Equity Fund on August 2, 1994 and was last approved by the Company's Board including a majority of the Board members who are not "interested persons" of any party to the Sub-Advisory Agreement, at a meeting held on June 5, 1995. The Sub-Advisory Agreement is terminable without penalty (i) by the Manager on 60 days' notice, (ii) by the Company's Board or by vote of the holders of a majority of Dreyfus International Equity
Fund's shares on 60 days' notice, or (iii) by M&G on not less than 90 days' notice. The Sub-Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.

          The following persons are officers and/or directors of M&G: David L. Morgan, Chairman of the Board; Richard S. Hughes and Michael G.A. McLintock, Managing Directors; John P. Allard, John W. Boeckmann, Gordon P. Craig, James H.S. Denham, Charles C.M. Glass, Patrick A. Harrington, Martin E. Harrison, Robert A.R. Hayes, David J. Hutchins, Paul R. Marsh, Nigel D. Morrison, Roger D. Nightingale, William J. Nott, Neil A. Pegrum, J. Christopher Whitaker, and M. Theodora Zemek, directors; and Anthony J. Ashplant, Secretary.

          The Manager manages each Fund's investments in accordance with the stated policies of such Fund, subject to the approval of the Company's Board. M&G provides day-to-day management of Dreyfus International Equity Fund's portfolio, subject to the supervision of the Manager and the approval of the
Company's Board. The Manager (and M&G with respect to Dreyfus International Equity Fund) is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Board to execute purchases and sales of securities. Dreyfus International Equity Fund's portfolio managers are Kelly McDermott, David L. Morgan and John Christopher Whitaker. Dreyfus Emerging Markets Fund's portfolio manager is Kelly McDermott. The Manager and M&G also maintain research departments, each with a professional staff of portfolio managers and securities analysts who provide research services for the Funds as well as for other funds advised by the Manager. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions.

          The Manager maintains office facilities on behalf of the Funds, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Funds. The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

          Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by the Manager or M&G. The expenses borne by the Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or M&G or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders' reports and meetings, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund;
other expenses of the Company are allocated between the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each Fund.

          As compensation for the Manager's services to the Company, the Company has agreed to pay the Manager a monthly management fee at the annual rate of .75 of 1% of the value of Dreyfus International Equity Fund's average daily net assets, and
1.25% of the value of Dreyfus Emerging Markets Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the period from June 29, 1993 (commencement of operations) through May 31, 1994 and for the fiscal year ended May 31, 1995, the management fees payable by Dreyfus International Equity Fund amounted to $731,828 and $1,181,098, respectively; however, pursuant to undertakings in effect, the Manager reduced its fee by $174,169 in fiscal 1994, resulting in a net fee paid by Dreyfus International Equity Fund of $557,659 for that period.

          As compensation for M&G's services, the Manager has agreed to pay M&G a monthly fee at the annual rate of .30 of 1% of the value of Dreyfus International Equity Fund's average daily net assets. For the period from June 29, 1993 (commencement of operations) through May 31, 1994 and for the fiscal year ended May 31, 1995, the sub-investment advisory fee payable by the Manager amounted to $316,827 and $475,057, respectively; however, pursuant to undertakings in effect, the sub-investment advisory fee was reduced by $51,342 in fiscal 1994, resulting in a net fee paid by the Manager of $265,485 for that period.

          As to each Fund, the Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

   The aggregate of the fees payable to the Manager is not subject to reduction as the value of a Fund's net assets increases.

PURCHASE OF SHARES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

    The Distributor. The Distributor serves as each Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually. The Distributor also acts as distributor for the other funds in the Dreyfus Family of Funds and for certain other investment companies. In some states, certain financial institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.

          Dreyfus TeleTransfer Privilege. Dreyfus TeleTransfer purchase orders may be made at any time. Purchase orders received by 4:00 p.m., New York time, on any business day that Dreyfus Transfer, Inc., the Fund's transfer and dividend disbursing agent (the "Transfer Agent"), and the New York Stock Exchange are open for business will be credited to the shareholder's Fund account on the next bank business day following such purchase order. Purchase orders made after 4:00 p.m., New York time, on any business day the Transfer Agent and the New York Stock Exchange are open for business, or orders made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), will be credited to the shareholder's Fund account on the second bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be wired to an account at any other bank, the request must be in writing and signature-guaranteed. See "Redemption of Shares--Dreyfus TeleTransfer Privilege."

          Reopening an Account. An investor may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

         DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLAN

          The following information supplements and should be read in conjunction with the section in Dreyfus International
Equity Fund's Prospectus entitled "Distribution Plan and
Shareholder Services Plan" or in Dreyfus Emerging Market Fund's
Prospectus entitled "Shareholder Services Plan."

          Distribution Plan. (Dreyfus International Equity Fund only) Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan with respect to Dreyfus International Equity Fund (the "Distribution Plan") pursuant to which the Company reimburses the
Distributor for distributing Dreyfus International Equity Fund's shares and pays the Manager, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to Dreyfus International Equity Fund. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect to these services. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit Dreyfus International Equity Fund and its shareholders.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Distribution Plan provides that it may not be amended to increase materially the cost which shareholders may bear pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940
Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution
Plan. The Distribution Plan was so approved on June 5, 1995. The Distribution Plan may be terminated at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements entered into in connection with the Distribution Plan or by vote of the holders of a majority of Dreyfus International Equity Fund's shares.

          For the period August 24, 1994 (effective date of Distribution Plan) through May 31, 1995, the amount payable by Dreyfus International Equity Fund under the Distribution Plan was
$613,282, of which $588,856 was charged for advertising and marketing Dreyfus International Equity Fund's shares and $24,426 was charged for preparing, printing and distributing prospectuses and statements of additional information.

          Shareholder Services Plan. The Company has adopted a Shareholder Services Plan, pursuant to which the Company pays the
Distributor for the provision of certain services to each Fund's shareholders. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Company and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services.

          A quarterly report of the amounts expended under the Shareholder Services Plan, and the purposes for which such expenditures were incurred, must be made to the Board for its review. In addition, the Shareholder Services Plan provides that material amendments must be approved by the Company's Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. As to each Fund, the Shareholder Services Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Shareholder Services Plan. The Shareholder Services Plan was so approved on March __, 1996. The Shareholder Services Plan is terminable with respect to each Fund at any time by vote of a majority of the Board members who are not "interested persons" and have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreements entered into in connection with the Shareholder Services Plan.

          For the period from August 24, 1994 (effective date of Shareholder Services Plan) through May 31, 1995, Dreyfus
International Equity Fund was charged $294,456 pursuant to the Shareholder Services Plan.

   Prior Service Plan. As of August 24, 1994, the Company terminated its then-existing Distribution Plan with respect to Dreyfus International Equity Fund. That Distribution Plan, adopted pursuant to Rule 12b-1 under the 1940 Act, provided for payments to Dreyfus Service Corporation, as the Company's distributor prior to such date, for advertising, marketing and distributing Dreyfus International Equity Fund's shares at the annual rate of .50% of the value of the Fund's average daily net assets. For the period from June 1, 1994 through August 23, 1994, Dreyfus International Equity Fund was charged $203,340 pursuant to such plan, of which $198,543 was charged for advertising, marketing and distributing shares and $4,797 was charged for preparing, printing and distributing prospectuses and statements of additional information.

          As of August 24, 1994, the Company also terminated its then-existing Shareholder Services Plan, which provided for payments to be made to Dreyfus Service Corporation for expenses related to the provision of shareholder services. For the period
June 1, 1994 through August 23, 1994, Dreyfus International Equity Fund was charged $99,243 pursuant to such plan.

                       REDEMPTION OF SHARES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Redeem Shares."

          Wire Redemption Privilege. By using this Privilege, the investor authorizes the Transfer Agent to act on wire or telephone redemption instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer
Agent to be genuine. Ordinarily, the Company will initiate payment for shares redeemed pursuant to this Privilege on the next business day after receipt by the Transfer Agent of the redemption request in proper form. Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by the investor on the Account Application or Shareholder Services Form, or to a correspondent bank if the investor's bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and usually are borne by the investor. Immediate notification by the correspondent bank to the investor's bank is necessary to avoid a delay in crediting the funds to the investor's bank account.

   Investors with access to telegraphic equipment may wire redemption requests to the Transfer Agent by employing the following transmittal code which may be used for domestic or overseas transmissions:

                                      Transfer Agent's
           Transmittal Code           Answer Back Sign

               144295                 144295 TSSG PREP

          Investors who do not have direct access to telegraphic equipment may have the wire transmitted by contacting a TRT Cables operator at 1-800-654-7171, toll free. Investors should advise the operator that the above transmittal code must be used and should also inform the operator of the Transfer Agent's answer back sign.

          To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. This request must be signed by each shareholder, with each signature guaranteed as described below under "Stock Certificates; Signatures."

          Dreyfus TeleTransfer Privilege. Investors should be aware that if they have selected the Dreyfus TeleTransfer Privilege, any request for a wire redemption will be effected as a Dreyfus TeleTransfer transaction through the Automated Clearing
House ("ACH") system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in the investor's account at an ACH member bank ordinarily two business days after receipt of the redemption request. See "Purchase of Shares--Dreyfus TeleTransfer Privilege."

          Stock Certificates; Signatures. Any certificates representing Fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP") and the Stock Exchanges Medallion Program. Guarantees must be signed by an authorized signatory of the guarantor and "Signature-Guaranteed" must appear with the signature. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

          Redemption Commitment. The Company has committed itself to pay in cash all redemption requests by any shareholder of record of a Fund, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of such Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amount, the Board reserves the right to make payments in whole or in part in securities (which may include non-marketable securities) or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's securities are valued. If the recipient sold such securities, brokerage charges would be incurred.

   Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the relevant Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.

                         SHAREHOLDER SERVICES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Shareholder Services."

          Fund Exchanges. Shares of funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

          A. Exchanges for shares of funds that are offered without a sales load will be made without a sales load.

          B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

          D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted.

          To accomplish an exchange under item D above, share-holders must notify the Transfer Agent of their prior ownership of fund shares and their account number.

          To request an exchange, an investor or the investor's Service Agent acting on the investor's behalf must give exchange instructions to the Transfer Agent in writing or by telephone. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless the investor checks the applicable "No" box on the Account Application, indicating that the investor specifically refuses this Privilege.
By using the Telephone Exchange Privilege, the investor authorizes the Transfer Agent to act on telephonic instructions from any person representing himself or herself to be the investor or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. Telephone exchanges may be subject to limitations as to the amount involved or the number of telephone exchanges permitted. Shares issued in certificate form are not eligible for telephone exchange.

          To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. For Dreyfus-sponsored Keogh Plans, IRAs and IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") with only one participant, the minimum initial investment is $750. To exchange shares held in corporate plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, the minimum initial investment is $100 if the plan has at least $2,500 invested among the funds in the Dreyfus Family of Funds. To exchange shares held in a personal retirement plan account, the shares exchanged must have a current value of at least $100.


          Dreyfus Auto-Exchange Privilege.  Dreyfus
Auto-Exchange
Privilege permits an investor to purchase, in exchange for shares of a Fund, shares of another fund in the Dreyfus Family of Funds.
This Privilege is available only for existing accounts. Shares will be exchanged on the basis of relative net asset value as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by the investor. An investor will be notified if the investor's account falls below the amount designated to be exchanged under this Privilege. In this case, an investor's account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction. Shares held under IRA and other retirement plans are eligible for this Privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to all other retirement accounts, exchanges may be made only among those accounts.

          Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having identical names and other identifying designations.

          Shareholder Services Forms and prospectuses of the other funds may be obtained by calling 1-800-645-6561. The Company reserves the right to reject any exchange request in whole or in part. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          Automatic Withdrawal Plan. The Automatic Withdrawal Plan permits an investor with a $5,000 minimum account to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis. Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.
If withdrawal payments exceed reinvested dividends and distributions, the investor's shares will be reduced and eventually may be depleted. Automatic Withdrawal may be terminated at any time by the investor, the Company or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

          Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows investors to invest on the payment date their dividends or dividends and capital gain distributions, if any, from a Fund in shares of another fund in the Dreyfus Family of Funds of which the investor is a shareholder. Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

          A. Dividends and distributions paid by a fund may be invested without imposition of a sales load in shares of other funds that are offered without a sales load.

          B. Dividends and distributions paid by a fund which does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

          C. Dividends and distributions paid by a fund which charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept, without giving effect to any reduced loads, the difference will be deducted.

          D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge ("CDSC") and the applicable CDSC, if any, will be imposed upon redemption of such shares.

          Corporate Pension/Profit-Sharing and Retirement Plans.

The Company makes available to corporations a variety of prototype pension and profit-sharing plans including a 401(k)
Salary Reduction Plan.  In addition, the Company makes available
Keogh Plans, IRAs, including SEP-IRAs and IRA "Rollover
Accounts," and 403(b)(7) Plans. Plan support services also are available.

          Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans.

          The entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

          Shares may be purchased in connection with these plans only by direct remittance to the entity acting as custodian.
Purchases for these plans may not be made in advance of receipt of funds.

          The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans and SEP-IRAs with more than one participant, is $2,500 with no minimum for subsequent purchases. The minimum initial investment for Dreyfus-sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant, is ordinarily $750, with no minimum for subsequent purchases. Individuals who open an IRA also may open a non-working spousal IRA with a minimum investment of $250.

    Each investor should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax adviser.

                   DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "How to Buy Shares."

          Valuation of Portfolio Securities. Each Fund's securities, including covered call options written by a Fund, are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into U.S. dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation or, if no such rate is quoted on such date, such other quoted market exchange rate as may be determined to be appropriate by the Manager (and M&G with respect to Dreyfus International Equity Fund). Forward currency contracts will be valued at the current cost of offsetting the contract. If a Fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place contemporaneously with the determination of prices of certain of the Funds' securities. Short-term investments are carried at amortized cost, which approximates value. Expenses and fees, including the management fee and fees pursuant to the Distribution Plan and Shareholder Services Plan, are accrued daily and taken into account for the purpose of determining the net asset value of a Fund's shares.

          Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, or are not valued by a pricing service approved by the
Board, are valued at fair value as determined in good faith by the Board. The Board will review the method of valuation on a current basis. In making their good faith valuation of restricted securities, the Board members generally will take the following factors into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount will be revised periodically by the Board if the Board members believe that it no longer reflects the value of the restricted securities. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant by the Board.

          New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

                  DIVIDENDS, DISTRIBUTIONS AND TAXES

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Dividends, Distributions and Taxes."

          Management of the Company believes that Dreyfus International Equity Fund has qualified for the fiscal year ended
May 31, 1995 as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). It is expected that Dreyfus Emerging Markets Fund will qualify as a regulated investment company under the Code. Each Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a regulated investment company, each Fund will pay no Federal income tax on net investment income and net realized securities gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a regulated investment company, the Fund must distribute at least
90% of its net income (consisting of net investment income and net short-term capital gain) to its shareholders, derive less than 30% of its annual gross income from gain on the sale of securities held for less than three months, and meet certain asset diversification and other requirements. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the net asset value of the shares below the cost of the investment. Such a dividend or distribution would be a return of investment in an economic sense, although taxable as stated above. In addition, the Code provides that if a shareholder holds shares of a Fund for six months or less and has received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received.

          Depending upon the composition of a Fund's income, the entire amount or a portion of the dividends paid by such Fund from net investment income may qualify for the dividends received deduction allowable to qualifying U.S. corporate shareholders ("dividends received deduction"). In general, dividend income of a Fund distributed to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that such Fund's income consists of dividends paid by U.S. corporations. However, Section 246(c) of the Code provides that if a qualifying corporate shareholder has disposed of Fund shares not held for 46 days or more and has received a dividend from net investment income with respect to such shares, the portion designated by the Fund as qualifying for the dividends received deduction will not be eligible for such shareholder's dividends received deduction. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding Fund shares.

          A Fund may qualify for and may make an election permitted under Section 853 of the Code so that shareholders may be eligible to claim a credit or deduction on their Federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by the Fund to foreign countries
(which taxes relate primarily to investment income). A Fund may make an election under Section 853, provided that more than 50% of the value of the Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and the Fund satisfies the applicable distribution provisions of the Code. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

          Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain forward contracts and options) may be treated as ordinary income or loss under Section 988 of the Code. In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income under
Section 1276. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

          Under Section 1256 of the Code, any gain or loss realized by a Fund from certain forward contracts and options transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon exercise or lapse of such contracts and options as well as from closing transactions. In addition, any such contracts or options remaining unexercised at the end of a Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to such Fund characterized in the manner described above.

          Offsetting positions held by a Fund involving certain foreign currency forward contracts or options may constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Sections 1256 and 988 of the Code. As such, all or a portion of any short or long-term capital gain from certain "straddle" transactions may be recharacterized to ordinary income.

          If a Fund were treated as entering into "straddles" by reason of its engaging in certain forward contracts or options transactions, such "straddles" would be characterized as "mixed straddles" if the forward contracts or options transactions comprising a part of such "straddles" were governed by Section 1256 of the Code. A Fund may make one or more elections with respect to "mixed straddles." Depending on which election is made, if any, the results to a Fund may differ. If no election is made, to the extent the "straddle" and conversion transaction rules apply to positions established by a Fund, losses realized by a Fund will be deferred to the extent of unrealized gain in the offsetting position. Moreover, as a result of the "straddle" and conversion transaction rules, short-term capital loss on "straddle" positions may be recharacterized as long-term capital loss, and long-term capital gains may be treated as short-term capital gains or ordinary income.

          If a Fund invests in an entity that is classified as a "passive foreign investment company" ("PFIC") for Federal income tax purposes, the operation of certain provisions of the Code applying to PFICs could result in the imposition of certain Federal income taxes on the Fund. In addition, gain realized from the sale or other disposition of PFIC securities may be treated as ordinary income under Section 1291 of the Code.

          Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualification as a regulated investment company. In such case, a Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

                     PORTFOLIO TRANSACTIONS

          The Manager assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and M&G with respect to Dreyfus International Equity
Fund) and in a manner deemed fair and reasonable to shareholders.
The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement the Manager's
(and M&G's with respect to Dreyfus International Equity Fund) research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by the Manager (and M&G with respect to Dreyfus International Equity Fund) and the Manager's (and M&G's with respect to Dreyfus International Equity Fund) fees are not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to the Manager in serving both the Company and other funds which it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and M&G with respect to Dreyfus International Equity Fund) in carrying out its obligations to the Company.

          Sales of Fund shares by a broker may be taken into consideration, and brokers also will be selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Large block trades may, in certain cases, result from two or more funds advised or administered by the Manager being engaged simultaneously in the purchase or sale of the same security. Certain of a Fund's transactions in securities of foreign issuers may not benefit from the negotiated commission rates available to a Fund for transactions in securities of domestic issuers. When transactions are executed in the over-the-counter market, each Fund will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable. Foreign exchange transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

          Portfolio turnover may vary from year to year as well as within a year. It is anticipated that in any fiscal year the turnover rate of a Fund may approach the 150% level. In periods in which extraordinary market conditions prevail, the Manager (and M&G with respect to Dreyfus International Equity Fund) will not be deterred from changing a Fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Manager (and M&G with respect to Dreyfus International Equity Fund) based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

          For the period June 29, 1993 (commencement of operations) through May 31, 1994 and for the fiscal year ended May 31, 1995, Dreyfus International Equity Fund paid total brokerage commissions of $894,844 and $573,515, respectively, none of which was paid to the Distributor. There were no gross spreads and concessions on principal transactions during such periods.

                     PERFORMANCE INFORMATION

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "Performance Information."

          Dreyfus Emerging Markets Fund had not commenced operations as of the date hereof. Accordingly, no performance information is available for that Fund.

          Dreyfus International Equity Fund's average annual return for the 1 and 1.923 year periods ended May 31, 1995 was -7.81% and 6.45%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

          Dreyfus International Equity Fund's total return for the period June 29, 1993 (commencement of operations) through May 31, 1995 was 12.77%. Total return for a Fund is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          Comparative performance may be used from time to time in advertising a Fund's shares, including data from Lipper Analytical Services, Inc., Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. From time to time, a Fund may compare its performance against inflation with the performance of other instruments against inflation, such as short-term Treasury Bills (which are direct obligations of the U.S. Government) and FDIC-insured bank money market accounts.
In
addition, advertising for a Fund may indicate that investors may consider diversifying their investment portfolios in order to seek protection of the value of their assets against inflation. From time to time, advertising materials for a Fund may include biographical information relating to its portfolio manager, and may refer to or include commentary by the Fund's portfolio manager relating to investment strategy, asset growth, current or past business, political, economic or financial conditions and other matters of general interest to investors. Such materials with respect to Dreyfus International Equity Fund also may describe awards bestowed upon M&G or refer to M&G's clients. A Fund's advertising materials also may refer to the integration of the world's securities markets, discuss the investment opportunities available worldwide and mention the increasing importance of an investment strategy including foreign investments. Advertising materials for each Fund also may include information concerning retirement and investing for retirement, may refer to the approximate number of then-current Fund shareholders and may refer to Lipper or Morningstar ratings and related analysis supporting the ratings.

                      INFORMATION ABOUT THE FUNDS

          The following information supplements and should be read in conjunction with the section in each Fund's Prospectus entitled "General Information."

          Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the selection of independent accountants and the election of Board members from the separate voting requirements of the Rule.

          Each Fund will send annual and semi-annual financial statements to all its shareholders.

    TRANSFER AND DIVIDEND DISBURSING AGENT, CUSTODIAN, COUNSEL
                       AND INDEPENDENT AUDITORS

          Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Company's transfer and dividend disbursing agent. Under a transfer agency agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for each Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by each Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses. The Bank of New York, 90 Washington Street, New York, New York 10286, is the Company's custodian. Neither the Transfer
Agent nor The Bank of New York has any part in determining the investment policies of each Fund or which securities are to be purchased or sold by a Fund.

          Stroock & Stroock & Lavan, 7 Hanover Square, New York,
New York 10004-2696, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to each Fund's Prospectus.

          Ernst & Young LLP, 787 Seventh Avenue, New York,
New York 10019, independent auditors, have been selected as auditors of the Company.

                            APPENDIX

          Description of certain ratings assigned by Standard &
Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc.
("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Duff &
Phelps Credit Rating Co. ("Duff"):

S&P

Bond Ratings

                               AAA

          Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                               AA

          Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

                                A

          Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

                               BBB

          Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

    S&P's letter ratings may be modified by the addition of a plus (+) or a minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

Commercial Paper Rating

          An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Issues assigned an A rating are regarded as having the greatest capacity for timely payment.

Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

                               A-1

          This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong.
Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) designation.

                               A-2

          Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

Moody's

Bond Ratings
                               Aaa

          Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                               Aa

          Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                                A

          Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

                               Baa

          Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment charac-teristics and in fact have speculative characteristics as well.

          Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category. The modifier 1 indicates a ranking for the security in the higher end of a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

Commercial Paper Rating

          The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

          Issuers (or related supporting institutions) rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch

Bond Ratings

          The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

                               AAA

          Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                               AA

          Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and
AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                                A

    Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                               BBB

          Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA category covering 12-36 months.

Short-Term Ratings

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

                              F-1+

          Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                               F-1

          Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

                               F-2

          Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings
                               AAA

         Bonds rated AAA are considered highest credit quality.
The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                               AA

          Bonds rated AA are considered high credit quality.
Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                                A

    Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                               BBB

          Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. There may be considerable variability in risk for bonds in this category during economic cycles.

          Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

          The rating Duff-1 is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection.

Risk factors are minor. Paper rated Duff-2 is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals.
Risk factors are small.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                              MAY 31, 1995
COMMON STOCKS-88.7%                                                                       SHARES           VALUE
                                                                                   --------------    --------------
          AUSTRALIA-2.8%....    Boral                                                 700,000        $    1,747,830
                                Broken Hill Proprietary                               100,000             1,267,105
                                Mayne Nickless                                        200,000               869,610
                                                                                                      -------------
                                                                                                          3,884,545
                                                                                                        -----------
         AUSTRIA-.6%..........  Burgenland Holding                        (a)          24,000               874,748
                                                                                                      ------------
         DENMARK-1.2%.........  Tele Danmark A/S, Cl. B                                30,000             1,701,549
                                                                                                     --------------
         FRANCE-6.5%........... BUT S.A.                                                7,000             1,456,688
                                Banque Nationale de Paris                              31,400             1,549,126
                                Bollore Technologies S.A.                 (a)           8,850               871,629
                                Castorama Dubois Investissements S.A.     (a)           7,350             1,175,645
                                Compagnie Financiere de Paribas S.A., Cl. A.           13,600               872,603
                                Compagnie Signaux et Equipements Electronique          22,619             1,556,081
                                Imetal.................................                 9,000             1,028,002
                                Naf Naf S.A.                                           21,142               430,165
                                                                                                        -----------
                                                                                                          8,939,939
                                                                                                     --------------
         GERMANY-4.5%...........BASF AG                                                 9,250             1,980,273
                                Continental AG                                         11,500             1,760,403
                                Etienne Aigner AG                                       4,000             1,613,588
                                Felten & Guilleaume Energietechnik                      4,200               921,444
                                                                                                     --------------
                                                                                                          6,275,708
                                                                                                     --------------
         HONG KONG-3.7%.......  China Light & Power                                   160,600               878,265
                                Citic Pacific                                         145,000               376,794
                                Dah Sing Financial Holdings                           546,650             1,261,500
                                Lamex Holdings                                      5,934,000             1,027,998
                                Swire Pacific, Cl. A                                  140,000             1,081,448
                                Vtech Holdings                                        474,000               447,343
                                                                                                     --------------
                                                                                                          5,073,348
                                                                                                     --------------
        INDONESIA-1.8%.....     PT Indofood Sukses Makmur                 (a)         557,000             2,433,434
                                                                                                     --------------
        ITALY-3.2%............. Edison S.P.A.                                         340,000             1,487,370
                                Fila Holding S.P.A., A.D.R.                            42,600             1,027,725
                                Telecom Italia S.P.A.                                 720,000             1,888,957
                                                                                                     --------------
                                                                                                          4,404,052
                                                                                                     --------------
       JAPAN-24.0%............. Amway Japan                                            55,000             1,772,512
                               Anritsu Electric                                       120,000            1,212,796
                               Asahi Concrete Works                                    75,000            1,244,076
                               DDI                                                        180            1,198,578
                               East Japan Railway                                         300            1,549,763
                               Fuji Bank                                               80,000            1,838,862
                               Hitachi Credit                                         100,000            1,848,341
                               Japan Airlines                         (a)             200,000            1,393,365

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  MAY 31, 1995
COMMON STOCKS (CONTINUED)                                                                SHARES           VALUE
                                                                                  --------------    --------------

       JAPAN (CONTINUED)...... Kurimoto                                               140,000       $    1,411,611
                               Mitsubishi Bank                                         80,000            1,914,692
                               Mitsubishi Chemical                                    200,000              962,085
                               Mitsui Fudosan                                         125,000            1,405,509
                               NEC                                                    150,000            1,599,526
                               Nippon Express                                         170,000            1,442,180
                               Nippon Telegraph & Telephone                               200            1,658,768
                               Nissan Chemical Industries                             210,000            1,231,635
                               P.S.                                                    70,400            1,142,749
                               Sankyo                                                  20,000              924,171
                               Seven Eleven Japan                                      22,000            1,629,147
                               Sharp                                                   80,000            1,137,441
                               Sumitomo Bank                                           60,000            1,251,185
                               Sumitomo Metal Mining                                  160,000            1,266,351
                               Toshoku                                                220,000            1,217,299
                               Ushio                                                   75,000              805,095
                                                                                                    --------------
                                                                                                        33,057,737
                                                                                                    --------------
       MALAYSIA-2.8%.......    Hong Leong Credit Berhad                               180,000              927,383
                               Leader Universal Holdings Berhad                       166,666              581,472
                               Metacorp Berhad                                        150,000              517,241
                               Metacorp Berhad (Rights)                (a)             62,666               74,742
                               Renong Berhad                                          950,000            1,757,404
                                                                                                    --------------
                                                                                                         3,858,242
                                                                                                    --------------
       NETHERLANDS-3.8%...... Ahrend Groep N.V.                                        11,000            1,328,653
                              Akzo N.V.                                                17,000            2,069,500
                              OCE-Van Der Grinten N.V.                                 35,000            1,876,937
                                                                                                    --------------
                                                                                                         5,275,090
                                                                                                    --------------
       SINGAPORE-3.7%........ Fraser & Neave                                          136,300            1,636,972
                              IPCO International                                      138,000              455,400
                              Robinson & Co.                                          272,000            1,271,485
                              Singapore Press Holdings                                 90,000            1,682,848
                                                                                                    --------------
                                                                                                         5,046,705
                                                                                                    --------------
       SPAIN-4.7%             Hidroelectrica del Cantabrico S.A.                       46,000            1,376,245
                              Iberdrola S.A.                                          234,000            1,638,955
                              Repsol S.A.                                              61,000            1,971,918
                              Uralita S.A.                            (a)             125,000            1,500,000
                                                                                                    --------------
                                                                                                         6,487,118
                                                                                                    --------------
       SWEDEN-2.1%............Autoliv AB                                               40,000            1,950,860
                              Volvo AB                                                 57,000            1,003,124
                                                                                                    --------------
                                                                                                         2,953,984
                                                                                                    --------------

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                  MAY 31, 1995
COMMON STOCKS (CONTINUED)                                                                 SHARES           VALUE
                                                                                   --------------    --------------

       SWITZERLAND-4.4%.......Baloise Holdings                                             900        $  1,930,502
                              Compagnie Financiere Michelin                (a)           3,650           1,493,822
                              Elektrowatt AG (Warrants)                    (a)           7,000             426,426
                              Motor-Columbus                               (a)           1,000           1,724,582
                              Pelikan Holding AG                           (a)           7,000             504,505
                                                                                                    --------------
                                                                                                         6,079,837
                                                                                                    --------------
       UNITED KINGDOM-18.9%...BAT Industries PLC                                       230,000           1,796,285
                              Booker PLC                                               270,000           1,838,394
                              British Steel PLC                                        750,000           2,100,459
                              British Telecommunications PLC                           250,000           1,567,151
                              Burton Group PLC                                       1,000,000           1,390,375
                              Cookson Group PLC                                        390,000           1,490,403
                              Glaxo Wellcome PLC                                       120,000           1,386,244
                              Hammerson PLC                                            350,000           1,949,306
                              Harrisons & Crosfield PLC                                650,000           1,590,589
                              Lloyds Bank PLC                                          150,000           1,557,617
                              Lucas Industries PLC                                   1,000,000           3,019,100
                              RTZ PLC                                                  190,000           2,425,847
                              Royal Doulton PLC                                        500,000           2,129,260
                              Welsh Water PLC                                          175,000           1,796,364
                                                                                                    --------------
                                                                                                        26,037,394
                                                                                                    --------------
                              TOTAL COMMON STOCKS
                                  (cost $118,986,514)                                                 $122,383,430
                                                                                                    ==============
PREFERRED STOCKS-2.2%
       GERMANY-1.1%.......... Herlitz AG                                                 8,444      $    1,550,756
       SWITZERLAND-1.1%...... Merck AG                                                   2,060           1,463,475
                                                                                                    --------------
                              TOTAL PREFERRED STOCKS
                                  (cost $3,073,664)                                                 $    3,014,231
                                                                                                    ==============
TOTAL INVESTMENTS (cost $122,060,178).......................................              90.9%       $125,397,661
                                                                                        ========    ==============
CASH AND RECEIVABLES (NET)..................................................               9.1%      $  12,511,490
--------                                                                                ========    ==============
NET ASSETS..................................................................             100.0%       $137,909,151
                                                                                        ========    ==============
NOTE TO STATEMENT OF INVESTMENTS;
 (a) Non-income producing.



See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                        MAY 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $122,060,178)-see statement.....................................                               $125,397,661
    Cash....................................................................                                  9,911,234
    Receivable for investment securities sold...............................                                  2,161,621
    Dividends receivable....................................................                                    685,275
    Prepaid expenses........................................................                                     99,071
                                                                                                         --------------
                                                                                                            138,254,862
LIABILITIES:
    Due to The Dreyfus Corporation..........................................       $  85,325
    Due to Distributor......................................................          85,325
    Payable for Common Stock redeemed.......................................          26,241
    Accrued expenses........................................................         148,820                    345,711
                                                                                   ----------            --------------
NET ASSETS  ................................................................                               $137,909,151
                                                                                                        ===============
REPRESENTED BY:
    Paid-in capital.........................................................                               $144,850,746
    Accumulated distributions in excess of investment income-net-Note 1(d)..                                  (237,568)
    Accumulated net realized (loss) on investments and
      foreign currency transactions.........................................                               (10,051,903)
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                  3,347,876
                                                                                                         --------------
NET ASSETS at value applicable to 10,036,375 shares outstanding
    (300 million shares of $.001 par value Common Stock authorized).........                               $137,909,151
                                                                                                        ===============
NET ASSET VALUE, offering and redemption price per share
    ($137,909,151 / 10,036,375 shares)......................................                                     $13.74
                                                                                                               ========







See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF OPERATIONS                                                                             YEAR ENDED MAY 31, 1995
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $417,080 foreign taxes withheld at source).....            $ 3,015,922
      Interest..............................................................                144,449
                                                                                       ------------
          TOTAL INCOME......................................................                                 $   3,160,371
    EXPENSES:
      Management fee-Note 2(a)..............................................              1,181,098
      Shareholder servicing costs-Note 2(b,c)...............................              1,404,431
      Custodian fees........................................................                216,524
      Registration fees.....................................................                 59,394
      Professional fees.....................................................                 46,665
      Directors' fees and expenses-Note 2(d)................................                 42,518
      Prospectus and shareholders' reports-Note 2(b)........................                 42,235
      Miscellaneous.........................................................                 23,408
                                                                                       ------------
          TOTAL EXPENSES....................................................                                     3,016,273
                                                                                                            --------------
          INVESTMENT INCOME-NET.............................................                                       144,098
                                                                                                            --------------
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments and foreign currency
      transactions-Note 3(a)................................................           $(4,600,948)
    Net realized (loss) on forward currency exchange
      contracts-Note 3(a)...................................................            (5,037,972)
                                                                                       ------------
      NET REALIZED (LOSS)...................................................                                   (9,638,920)
    Net unrealized (depreciation) on investments and foreign currency
      transactions..........................................................                                   (2,647,103)
                                                                                                            --------------
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                                  (12,286,023)
                                                                                                            --------------
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                                 $(12,141,925)
                                                                                                            ==============


                         See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED MAY 31,
                                                                                        --------------------------------
                                                                                            1994*             1995
                                                                                        --------------    --------------
OPERATIONS:
    Investment income-net...................................................        $       116,463          $   144,098
    Net realized gain (loss) on investments.................................              2,792,970          (9,638,920)
    Net unrealized appreciation (depreciation) on investments for the year..              5,994,979          (2,647,103)
                                                                                        --------------    --------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......              8,904,412         (12,141,925)
                                                                                        --------------    --------------
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................               (136,536)           (144,098)
    In excess of investment income-net......................................               (286,348)           (207,897)
    From net realized gain on investments...................................               (269,107)         (2,933,301)
                                                                                        --------------    --------------
      TOTAL DIVIDENDS.......................................................               (691,991)         (3,285,296)
                                                                                        --------------    --------------
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold...........................................            350,172,480          514,593,936
    Dividends reinvested....................................................                648,010            3,064,914
    Cost of shares redeemed.................................................           (179,226,393)        (544,228,996)
                                                                                        --------------    --------------
      INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS.....            171,594,097          (26,570,146)
                                                                                        --------------    --------------
          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................            179,806,518          (41,997,367)
NET ASSETS:
    Beginning of year.......................................................                100,000          179,906,518
                                                                                        --------------    --------------
    End of year [including distributions in excess of investment
      income-net: ($98,669) in 1994 and ($237,568) in 1995].................           $179,906,518          $137,909,151
                                                                                       ==============    ================

                                                                                           SHARES               SHARES
                                                                                        --------------    --------------
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................             23,578,540            35,280,834
    Shares issued for dividends reinvested..................................                 42,773               217,216
    Shares redeemed.........................................................            (11,796,511)          (37,294,477)
                                                                                        --------------      --------------
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................             11,824,802            (1,796,427)
                                                                                        ===============    ===============
* From June 29, 1993 (commencement of operations) to May 31, 1994.



                          See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS

    Contained below is per share operating performance data for a share of
Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.
                                                                                                   YEAR ENDED MAY 31,
                                                                                                ----------------------
PER SHARE DATA:                                                                                 1994(1)         1995
                                                                                                -------      -------
    Net asset value, beginning of year...............................................           $12.50         $15.20
                                                                                                -------       -------
    INVESTMENT OPERATIONS:
    Investment income-net............................................................              .05            .01
    Net realized and unrealized gain (loss) on investments
      and foreign currency transactions..............................................             2.74          (1.19)
                                                                                                -------        -------
      TOTAL FROM INVESTMENT OPERATIONS...............................................             2.79          (1.18)
                                                                                                 -------       -------
    DISTRIBUTIONS:
    Dividends from investment income-net.............................................             (.02)          (.01)
    Dividends in excess of investment income-net.....................................             (.04)          (.02)
    Dividends from net realized gain on investments..................................             (.03)          (.25)
                                                                                                 -------       -------
      TOTAL DISTRIBUTIONS............................................................             (.09)          (.28)
                                                                                                 -------       -------
    Net asset value, end of year.....................................................            $15.20         $13.74
                                                                                                 =======       =======
TOTAL INVESTMENT RETURN..............................................................            22.32%(2)     (7.81%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets..........................................             1.71%(2)       1.92%
    Ratio of net investment income to average net assets.............................              .11%(2)        .09%
    Decrease reflected in above expense ratios due to undertakings by Dreyfus........              .16%(2)          -
    Portfolio Turnover Rate..........................................................            51.32%(2)      40.15%
    Net Assets, end of year (000's Omitted)...........................................        $179,907       $137,909
(1)    From June 29, 1993 (commencement of operations) to May 31, 1994.
(2)    Not annualized.




See notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. M&G Investment Management Limited ("M&G") serves as the Fund's sub-investment adviser. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, until August 24, 1994, acted as the distributor of the Fund's shares, which are sold to the public without a sales load. Effective August 24, 1994, Dreyfus became a direct subsidiary of Mellon Bank, N.A.

    On August 24, 1994, Premier Mutual Fund Services, Inc. (the
"Distributor") was engaged as the Fund's distributor. The
Distributor, located at One Exchange Place, Boston,
Massachusetts 02109, is a wholly-owned subsidiary of FDI
Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc.

    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates.

    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    Dividends in excess of investment income-net result from Federal income tax distribution requirements, primarily unrealized gains on Passive Foreign Investment Companies and foreign currency transactions.

    In accordance with a recently adopted Statement of Position (SOP 93-02) certain differences resulting from the classification of gains/losses recognized on foreign currency transactions and Passive Foreign Investment Companies for book and tax purposes and the recording of related distributions to shareholders have been reclassified. The cumulative effect of such differences totalling $164,098 was reclassified to undistributed net investment income from undistributed net realized gains. This reclassification had no effect on net investment income, net realized gains and net assets.

    During the year ended May 31, 1995, the Fund reclassified $30,454 charged to undistributed investment income-net in prior years to paid-in capital. In addition, the Fund reclassified $202,643 and $20,034 charged to undistributed investment income-net in prior years and net realized securities losses in prior years, respectively, to paid-in capital.

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

    The Fund has an unused capital loss carryover of approximately $2,639,000 available for Federal income tax purposes to be applied against future net securities profits, if any realized subsequent to May 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through May 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.

NOTE 2-INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND
OTHER TRANSACTIONS WITH AFFILIATES:

    (A) Pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. Dreyfus and M&G have agreed that if in any full fiscal year the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, Dreyfus and M&G will bear the excess expense in proportion to their management fee and sub-advisory fee to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses
(exclusive of distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the year ended May 31, 1995.

    Pursuant to a Sub-Investment Advisory Agreement between
Dreyfus and M&G, the sub-advisory fee is computed at the annual rate of .30 of 1% of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    (B) On August 2, 1994, the shareholders approved a revised Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Pursuant to the Plan, effective August 24, 1994, the Fund
(a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation and any affiliate of either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year.

    Prior to August 24, 1994, the Fund's Distribution Plan ("prior Distribution Plan") provided that the Fund pay Dreyfus Service Corporation at an annual rate of .50 of 1% of the value of the Fund's average daily net assets, for costs and expenses in connection with advertising, marketing and distributing the Fund's shares and for servicing shareholder accounts.
Dreyfus Service Corporation made payments to one or more Service Agents based on the value of the Fund's shares owned by clients of the Service Agent. The prior Distribution Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the prior Distribution Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year.

    During the year ended May 31, 1995, $613,282 was charged to the Fund pursuant to the Plan and $203,340 was charged to the Fund pursuant to the prior Distribution Plan.

    (C) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. From June 1, 1994 through August 23, 1994, $99,243 was charged to the Fund by Dreyfus Service Corporation and from August 24, 1994 through May
31, 1995, $294,456 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.

    (D) Prior to August 24, 1994, certain officers and directors of the Fund were "affiliated persons," as defined in the Act, of Dreyfus and/or Dreyfus Service Corporation. Each director who is not an "affiliated person" receives an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3-SECURITIES TRANSACTIONS:

    (A) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the year ended May
31, 1995 amounted to $62,272,436 and $102,895,833, respectively.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

    The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities. At May 31, 1995, there were no open forward currency exchange contracts.

    (B) At May 31, 1995, accumulated net unrealized appreciation on investments was $3,337,483, consisting of $11,195,422 gross unrealized appreciation and $7,857,939 gross unrealized depreciation, excluding foreign currency transactions.

    At May 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS INTERNATIONAL EQUITY FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL EQUITY FUND, INC.

    We have audited the accompanying statement of assets and liabilities of Dreyfus International Equity Fund, Inc., including the statement of investments, as of May 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Equity Fund, Inc. at May 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                        (Ernst & Young LLP Signature Logo)

New York, New York
June 30, 1995

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                         NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS-92.6%                                                                                SHARES               VALUE
                                                                                                   _______             _______
  AUSTRALIA-3.3%                    BTR Nylex......................................                600,000        $
  1,611,624
                                    Boral..........................................                800,000             1,893,584
                                                                                                                        _______
                                                                                                                       3,505,208
                                                                                                                        _______
  FRANCE-6.4%                        BUT S.A........................................                 7,000             1,596,958
                                     Banque Nationale de Paris......................                31,400             1,388,713
                                     Bollore Technologies S.A....................(a)                 8,850               761,557
                                     Castorama Dubois Investissements S.A...........                 8,085             1,278,197
                                     Compagnie Financiere de Paribas S.A., Cl.A.....                13,600               754,165
                                     Imetal.........................................                 9,000             1,044,627
                                                                                                                       _________
                                                                                                                       6,824,217
                                                                                                                       _________
  GERMANY-4.0%                       Adidas AG...................................(a)                13,000               692,675
                                     BASF AG........................................                 5,000             1,095,370
                                     Etienne Aigner AG..............................                 4,000             1,857,636
                                     Felten & Guilleaume Energietechnik.............                 4,200               661,783
                                                                                                                       _________
                                                                                                                       4,307,464
                                                                                                                       _________
  HONG KONG-4.6%                     HKR International..............................                596,800              509,261
                                     Hong Kong Land Holdings........................                750,000            1,335,000
                                     Lamex Holdings.................................              5,808,000            1,156,419
                                     Shun Tak Holdings..............................              1,700,000            1,153,921
                                     Swire Pacific, Cl. A...........................                100,000              756,351
                                                                                                                       _________
                                                                                                                       4,910,952
                                                                                                                       _________
  INDONESIA-.9%                      PT Indofood Sukses Makmur......................                150,000              657,030
                                     PT Telekomunikasi Indonesia, A.D.R..........(a)                 15,000              315,000
                                                                                                                         _______
                                                                                                                         972,030
                                                                                                                         _______
  ITALY-1.3%                        Edison S.P.A.....................................               340,000            1,358,724
                                                                                                                       _________
  JAPAN-26.3%                       Amway Japan                                                      55,000            2,237,745
                                    Asahi Concrete Works.............................                24,000              261,176
                                    DDI..............................................                   180            1,443,529
                                     East Japan Railway..............................                   260            1,271,961
                                     Hitachi Credit..................................               100,000            1,813,726
                                     Komori..........................................                50,000            1,176,471
                                     Kurimoto........................................               140,000            1,413,726
                                     Mitsubishi Bank.................................                80,000            1,741,176
                                     Mitsubishi Chemical.............................               200,000              972,549
                                     Mitsui Fudosan..................................               125,000            1,544,118
                                     NEC.............................................               130,000            1,656,863
                                     NKK......................................... (a)               500,000            1,372,549
                                     Nippon Express..................................               170,000            1,471,667
                                     Nippon Telegraph & Telephone....................                   204            1,662,000
                                     Nissan Chemical Industries......................               210,000            1,348,529
                                     P.S.............................................                70,400            1,173,333
                                     Sankyo..........................................                19,500              927,206
                                     Seven Eleven Japan..............................                22,000            1,518,431

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                          SHARES              VALUE
                                                                                                   _______            _______

  JAPAN (CONTINUED)                  Sumitomo Bank...................................                60,000       $  1,152,941
                                     Sumitomo Metal Mining...........................               160,000          1,394,510
                                     Toshoku.........................................               100,000            525,490
                                                                                                                        ______
                                                                                                                    28,079,696
                                                                                                                    __________
  MALAYSIA-2.2%                      Hong Leong Credit Berhad........................               120,000            477,730
                                     Leader Universal Holdings Berhad................               334,666            890,420
                                     Metacorp Berhad.................................               107,667            244,023
                                     Renong Berhad...................................               490,000            714,623
                                                                                                                     _________
                                                                                                                     2,326,796
                                                                                                                     _________
  NETHERLANDS-5.5%                  Ahrend Groep N.V.................................                55,000          1,850,309
                                    Akzo N.V.........................................                17,000          1,920,370
                                    OCE-Van Der Grinten N.V..........................                35,000          2,138,889
                                                                                                                     _________
                                                                                                                     5,909,568
                                                                                                                     _________
  SINGAPORE-1.3%                   Overseas Union Bank...............................               220,000          1,395,761
                                                                                                                     _________
  SPAIN-6.2%                       Hidroelectrica del Cantabrico S.A.................                46,000          1,476,773
                                   Iberdrola S.A. ...................................               234,000          1,972,923
                                   Repsol S.A. ......................................                61,000          1,921,240
                                   Uralita S.A. ..................................(a)               125,000          1,266,721
                                                                                                                     _________
                                                                                                                     6,637,657
                                                                                                                     _________
  SWEDEN-2.0%                      Lindex AB.........................................                67,000            930,272
                                   Volvo AB..........................................                57,000          1,182,789
                                                                                                                     _________
                                                                                                                     2,113,061
                                                                                                                     _________
  SWITZERLAND-5.7%                 Compagnie Financiere Michelin..................(a)                 5,250          2,365,066
                                   Elektrowatt AG (Warrants)......................(a)                14,000          1,029,324
                                   Motor-Columbus.................................(a)                   500            837,229
                                   Pelikan Holding AG.............................(a)                 7,000            630,684
                                   Sulzer AG.........................................                 2,150          1,187,846
                                                                                                                     _________
                                                                                                                     6,050,149
                                                                                                                     _________
  UNITED KINGDOM-22.9%              BAT Industries PLC...............................               210,000          1,791,247
                                    Booker PLC.......................................               270,000          1,466,505
                                    British Steel PLC................................               700,000          1,807,312
                                    British Telecommunications PLC...................               290,000          1,674,968
                                    Burton Group PLC.................................               800,000          1,554,480
                                    Concentric PLC...................................               232,000            614,081
                                    Cookson Group PLC................................               350,000          1,654,963
                                    Glaxo Wellcome PLC...............................               120,000          1,600,074
                                    Hammerson PLC....................................               275,000          1,426,342
                                    Harrisons & Crosfield PLC........................               650,000          1,437,053
                                    Lloyds Bank PLC..................................               140,000          1,859,256
                                    Lucas Industries PLC.............................               940,000          2,660,670
                                    RTZ PLC..........................................               110,000          1,577,812

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                            SHARES            VALUE
                                                                                                     _______          _______

  UNITED KINGDOM (CONTINUED)         Royal Doulton PLC                                               500,000    $    1,954,575
                                     Welsh Water PLC.................................                125,003         1,316,788
                                                                                                                    __________
                                                                                                                    24,396,126
                                                                                                                    __________
                                     TOTAL COMMON STOCKS
                                       (cost $93,660,245)............................                             $ 98,787,409
                                                                                                                    ==========
PREFERRED STOCKS- 3.5%
  GERMANY:                           Fresenius AG....................................                  3,000    $    2,400,829
                                     Herlitz AG......................................                  8,444         1,383,019
                                                                                                                     _________
                                     TOTAL PREFERRED STOCKS
                                       (cost $3,554,665).............................                              $  3,783,848
                                                                                                                      =========
                                                                                            PRINCIPAL
SHORT-TERM INVESTMENTS-2.6%                                                                  AMOUNT
                                                                                             _______
  UNITED STATES:                    U.S. Treasury Bills:
                                     5.15%, 12/7/95..................................      $    7,000               $    6,994
                                     5.57%, 12/21/95.................................         772,000                  769,607
                                     5.33%, 1/11/96..................................       2,017,000                2,004,615
                                                                                                                     _________
                                    TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,781,362).............................                              $ 2,781,216
                                                                                                                     =========
TOTAL INVESTMENTS (cost $99,996,272).................................................          98.7%              $105,352,473
                                                                                               ====                ===========
CASH AND RECEIVABLES (NET)...........................................................           1.3%            $    1,393,476
                                                                                               ====                  =========

NET ASSETS...........................................................................          100.0%             $106,745,949
                                                                                               =====               ===========
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.










See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                           NOVEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $99,996,272)-see statement......................................                                    $105,352,473
    Cash....................................................................                                         672,727
    Receivable for investment securities sold...............................                                       3,231,907
    Dividends receivable....................................................                                         545,431
    Prepaid expenses........................................................                                          81,753
                                                                                                                 ___________
                                                                                                                 109,884,291
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $     67,511
    Due to Distributor......................................................                         67,511
    Payable for Common Stock redeemed.......................................                      1,568,245
    Payable for investment securities purchased.............................                      1,304,731
    Accrued expenses........................................................                        130,344        3,138,342
                                                                                                 ___________     ___________
NET ASSETS..................................................................                                    $106,745,949
                                                                                                                ============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $111,363,127
    Accumulated undistributed investment income-net.........................                                         169,751
    Accumulated net realized (loss) on investments..........................                                     (10,135,950)
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                       5,349,021
                                                                                                                   _________
NET ASSETS at value applicable to 7,679,076 outstanding shares of
    Common Stock, equivalent to $13.90 per share (300 million
    shares of $.001 par value authorized)...................................                                    $106,745,949
                                                                                                                 ===========









See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $217,143 foreign taxes withheld at source).....                      $1,488,245
      Interest..............................................................                         166,800
                                                                                                     _______
            TOTAL INCOME....................................................                                         $1,655,045
    EXPENSES:
      Management fee-Note 2(a)..............................................                         459,435
      Shareholder servicing costs-Note 2(b,c)...............................                         579,468
      Custodian fees........................................................                          80,038
      Professional fees.....................................................                          33,700
      Directors' fees and expenses-Note 2(d)................................                          22,869
      Registration fees.....................................................                          16,499
      Prospectus and shareholders' reports-Note 2(b)........................                          16,065
      Miscellaneous.........................................................                          12,818
                                                                                                      ______
            TOTAL EXPENSES..................................................                                         1,220,892
                                                                                                                     _________
            INVESTMENT INCOME-NET...........................................                                           434,153
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency
      transactions-Note 3...................................................                      $    56,474
    Net unrealized appreciation on investments and foreign currency
      transactions..........................................................                        2,001,145
                                                                                                    _________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         2,057,619
                                                                                                                    __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,491,772
                                                                                                                     =========









See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED           SIX MONTHS ENDED
                                                                                        MAY 31,            NOVEMBER 30, 1995
                                                                                         1995                 (UNAUDITED)
                                                                                        ________              ___________
OPERATIONS:
    Investment income-net...............................................        $        144,098         $        434,153
    Net realized gain (loss) on investments.............................              (9,638,920)                   56,474
    Net unrealized appreciation (depreciation) on investments for the period          (2,647,103)                2,001,145
                                                                                      ___________                _________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...              (12,141,925)               2,491,772
                                                                                      ___________                _________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..........................................                (144,098)                   __
    In excess of investment income-net..................................                (207,897)                   __
    From net realized gain on investments...............................              (2,933,301)                   __
                                                                                      ___________                _________
      TOTAL DIVIDENDS...................................................              (3,285,296)                   __
                                                                                      ___________                _________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................             514,593,936               206,259,574
    Dividends reinvested................................................               3,064,914                   __
    Cost of shares redeemed.............................................            (544,228,996)             (239,914,548)
                                                                                    ____________               ____________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..........             (26,570,146)              (33,654,974)
                                                                                     ___________               ___________
          TOTAL (DECREASE) IN NET ASSETS................................             (41,997,367)              (31,163,202)
NET ASSETS:
    Beginning of period.................................................             179,906,518               137,909,151
                                                                                     ___________               ___________
    End of period [including distributions in excess of investment income-net;
      ($237,568) and undistributed investment income-net;
      $169,751, respectively]...........................................             $ 137,909,151             $ 106,745,949
                                                                                       ===========               ===========

                                                                                         SHARES                    SHARES
                                                                                         _______                   _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              35,280,834                  14,781,911
    Shares issued for dividends reinvested..............................                 217,216                       __
    Shares redeemed.....................................................            (37,294,477)                (17,139,210)
                                                                                     ___________                 ___________
      NET (DECREASE) IN SHARES OUTSTANDING..............................              (1,796,427)                (2,357,299)
                                                                                      ==========                  ==========



See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                            SIX MONTHS ENDED
                                                                               YEAR ENDED MAY 31,          NOVEMBER 30, 1995
                                                                          ________________________
PER SHARE DATA:                                                           1994(1)         1995              (UNAUDITED)
                                                                          ____            ____                 ______
    Net asset value, beginning of period.......................         $12.50           $15.20                $13.74
                                                                         _____            ____                  _____
    INVESTMENT OPERATIONS:
    Investment income-net......................................           .05               .01                   .05
    Net realized and unrealized gain (loss) on investments.....          2.74             (1.19)                  .11
                                                                         _____            ______                _____
      TOTAL FROM INVESTMENT OPERATIONS.........................          2.79             (1.18)                  .16
                                                                         _____            ______                _____
    DISTRIBUTIONS:
    Dividends from investment income-net.......................          (.02)             (.01)                  __
    Dividends in excess of investment income-net...............          (.04)             (.02)                  __
    Dividends from net realized gain on investments............          (.03)             (.25)                  __
                                                                         _____            ______                _____
      TOTAL DISTRIBUTIONS......................................          (.09)             (.28)                  __
                                                                         _____            ______                _____
    Net asset value, end of period.............................        $15.20            $13.74                $13.90
                                                                        ======            ======                =====
TOTAL INVESTMENT RETURN........................................         22.32%(2)         (7.81%)                1.16%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................          1.71%(2)          1.92%                 1.00%(2)
    Ratio of net investment income to average net assets.......           .11%(2)           .09%                  .35%(2)
    Decrease reflected in above expense ratios due to
      undertakings by Dreyfus..................................           .16%(2)            __                    __
    Portfolio Turnover Rate....................................         51.32%(2)         40.15%                16.64%(2)
    Net Assets, end of period (000's Omitted)..................         $179,907        $137,909              $106,746
(1)    From June 29, 1993 (commencement of operations) to May 31, 1994.
(2)    Not annualized.






See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. M&G Investment Management Limited ("M&G") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:
Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    Dividends in excess of investment income-net result from Federal income tax distribution requirements, primarily unrealized gains on Passive Foreign Investment Companies and foreign currency transactions.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    In accordance with a recently adopted Statement of Position (SOP 93-02) certain differences resulting from the classification of gains/losses recognized on foreign currency transactions and PFIC's for book and tax purposes and the recording of related distributions to shareholders have been reclassified. To reflect these reclassifications, during the six months ended November 30, 1995 the Fund credited paid-in capital $167,356 and charged accumulated undistributed net investment income and accumulated net realized loss on investments $26,835 and $140,521 respectively. During the year ended May 31, 1995, the Fund charged paid-in capital $253,131, and credited accumulated undistributed net investment income and accumulated net realized loss on investments $68,998 and $184,132, respectively. These reclassifications had no effect on net investment income, net realized gains and net assets.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $2,639,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through May 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2- INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. Dreyfus and M&G have agreed that if in any full fiscal year the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, Dreyfus and M&G will bear the excess expense in proportion to their management fee and sub-advisory fee to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the six months ended November 30, 1995.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-advisory fee is computed at the annual rate of .30 of 1% of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and any affiliate of DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one of more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the six months ended November 30, 1995, $308,503 was charged to the Fund pursuant to the Plan.
    (C) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. For the six months ended November 30, 1995, $153,145 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended November 30, 1995 amounted to $19,138,926 and $44,098,561, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $5,356,201, consisting of $11,114,100 gross unrealized appreciation and $5,757,899 gross unrealized depreciation, excluding foreign currency transactions.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                   DREYFUS INTERNATIONAL EQUITY FUND, INC.

                       PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)  Financial Statements:

          Included in Part B of the Registration Statement:

            Statements of Investments -- May 31, 1995 and November 30, 1995 (unaudited).
            Statements of Assets and Liabilities -- May 31, 1995 and November 30, 1995 (unaudited).
            Statements of Operations -- for the year ended
            May 31, 1995 and for the six months ended November 30, 1995 (unaudited).
            Statements of Changes in Net Assets -- for each of the two years ended May 31, 1995 and for the six months ended November 30, 1995 (unaudited).
            Notes to Financial Statements.
            Report of Ernst & Young LLP, Independent Auditors,
             dated June 30, 1995.

All schedules and other financial statement information, for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission, are either omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto which are included in Part B of the Registration Statement.


(b)       Exhibits:

          (1) Articles of Incorporation are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 28,
1995.

      (2)     By-Laws are incorporated by reference to Exhibit
(2) of Post-Effective Amendment No. 5 to the Registration
Statement on Form N-1A, filed September 28, 1995.

     (4) Speciment copy of Stock Certificate is incorporated by reference to Exhibit (4) of Pre-Effective Amendment
No. 2 to the Registration Statement on Form N-1A, filed on
June 28, 1993.

          (5)(a)  Form of amended Management Agreement.

     (5)(b) Sub-Investment Advisory Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment
No. 5 to the Registration Statement on Form N-1A, filed
September 28, 1995.

   (6)(a) Distribution Agreement is incorporated by reference to Exhibit (6)(a) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 28,
1995.

          (6)(b) Form of Shareholder Services Agreement is incorporated by reference to Exhibit (6)(b) of Post-Effective
Amendment No. 5 to the Registration Statement on Form N-1A, filed September 28, 1995.

     (8) Custody Agreement is incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 5 to the
Registration Statement on Form N-1A, filed on September 28,
1995.

    (9) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 28,
1995.

   (10)    Opinion, including consent, of Stroock & Stroock &
Lavan is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed September 28, 1995.

          (11)    Consent of Independent Auditors.

          (15) Distribution Plan is incorporated by reference to Exhibit (15) of Post-Effective Amendment No. 5 to the
Registration Statement on Form N-1A, filed September 28,
1995.

    (16) Schedules of Computation of Performance Data are incorporated by reference to Exhibit (16) of Post-Effective
Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 27, 1993.

          (17)    Financial Data Schedule.

          Other Exhibits:

          (a)     Powers of Attorney are incorporated by
reference to Other Exhibits of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28,
1995.

          (b)     Assistant Secretary's Certificate is
incorporated by reference to Other Exhibits of Post-Effective
Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.


Item 25.  Persons Controlled by or Under Common Control with
Registrant

          Not applicable.

Item 26.  Number of Holders of Securities
                                                  (2)
                                          Number of Record
        (1)                              Holders as of
        Title of Class                   February 1, 1996

        Common Stock, par value
        $.001 per share

        Dreyfus International Equity Fund      10,792

        Dreyfus Emerging Markets Fund          -0-


Item 27.  Indemnification

        The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, underwriter or affiliated person for its own protection, is incorporated by reference to Item 27 of Part C of Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A, filed on September 28, 1995.

        Reference also is made to the Distribution Agreement filed as Exhibit 6(a) to Post-Effective Amendment No. 5 to the
Registration Statement on Form N-1A.

Item 28(a).  Business and Other Connections of Investment
Adviser

        The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, is a registered broker-dealer.
Dreyfus Management, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.

Officers and Directors of Dreyfus

Name and Position with
Dreyfus                                  Other Businesses

MANDELL L. BERMAN       Real estate consultant and private
Director                         investor
                        29100 Northwestern Highway--Suite 370
                                Southfield, Michigan 48034;
                   Past Chairman of the Board of Trustees of
                              Skillman Foundation;
                              Member of the Board of Vintners
                                International

FRANK V. CAHOUET     Chairman of the Board, President and
Director                      Chief Executive Officer:
                                Mellon Bank Corporation****;
                                Mellon Bank, N.A.****;
                              Director:
                                Avery Dennison Corporation
                                150 North Orange Grove Boulevard
                                Pasadena, California 91103;
                                Saint-Gobain Corporation
                                750 East Swedesford Road
                        Valley Forge, Pennsylvania 19482;
                                Teledyne, Inc.
                                1901 Avenue of the Stars
                                Los Angeles, California 90067

ALVIN E. FRIEDMAN    Senior Adviser to Dillon, Read & Co. Inc.
Director                        535 Madison Avenue
                                New York, New York 10022;
                     Director and member of the Executive
                         Committee of Avnet, Inc.**

HOWARD STEIN                  Chairman of the Board:
Chairman of the Board     Dreyfus Acquisition Corporation*;
and Chief Executive             The Dreyfus Consumer Credit
Officer                         Corporation*;
                              Dreyfus Management, Inc.*;
                                Dreyfus Service Corporation*;
                   Chairman of the Board and Chief Executive
                              Officer:
                                Major Trading Corporation*;
                              Director:
                                Avnet, Inc.**;
                                Dreyfus America Fund++++;
                                The Dreyfus Fund International
                                Limited+++++;
                     Dreyfus Partnership Management, Inc.*;
                     Dreyfus Personal Management, Inc.*;
                               Dreyfus Precious Metals, Inc.*;
                          Dreyfus Service Organization, Inc.***;
                                Seven Six Seven Agency, Inc.*;
                                World Balanced Fund+++;
                              Trustee:
                                Corporate Property Investors
                                New York, New York

W. KEITH SMITH          Chairman and Chief Executive Officer:
Vice Chairman of the Board      The Boston Company*****;
                              Vice Chairman of the Board:
                                Mellon Bank Corporation****;
                                Mellon Bank, N.A.****;
                              Director:
                                Dentsply International, Inc.
                                570 West College Avenue
                                York, Pennsylvania 17405

CHRISTOPHER M. CONDRON        Vice Chairman:
President, Chief                Mellon Bank Corporation****;
Operating Officer and           The Boston Company*****;
Director                 Deputy Director:
                                Mellon Trust****;
                              Chief Executive Officer:
                    The Boston Company Asset Management,
                                Inc.*****;
                              President:
                                Boston Safe Deposit and Trust
                                Company*****

STEPHEN E. CANTER       Former Chairman and Chief Executive
Vice Chairman, Chief          Officer:
Investment Officer and    Kleinwort Benson Investment Management
a Director                      Americas Inc.*

LAWRENCE S. KASH              Chairman, President and Chief
Vice Chairman--Distribution   Executive Officer:
and a Director             The Boston Company Advisors, Inc.
                                53 State Street
                                Exchange Place
                                Boston, Massachusetts 02109;
                        Executive Vice President and Director:
                        Dreyfus Service Organization, Inc.***;
                              Director:
                                The Dreyfus Consumer Credit
                                Corporation*;
                                The Dreyfus Trust Company++;
                                Dreyfus Service Corporation*;
                              President:
                                The Boston Company*****;
                                Laurel Capital Advisors****;
                                Boston Group Holdings, Inc.;
                              Executive Vice President:
                                Mellon Bank, N.A.****;
                        Boston Safe Deposit & Trust*****;

LAWRENCE M. GREENE            Director:
Director                        Dreyfus America Fund++++

JULIAN M. SMERLING            None
Director

PHILIP L. TOIA                Chairman of the Board and Trust
Vice Chairman--               Investment Officer:
Operations and                  The Dreyfus Trust Company++;
Administration                Chairman of the Board and Chief
and a Director                Executive Officer:
                                Major Trading Corporation*;
                              Director:
                         The Dreyfus Security Savings Bank,
                                F.S.B.+;
                                Dreyfus Service Corporation*;
                                Seven Six Seven Agency, Inc.*;
                              President and Director:
                        Dreyfus Acquisition Corporation*;
                                The Dreyfus Consumer Credit
                                Corporation*;
                                Dreyfus-Lincoln, Inc.*;
                                Dreyfus Management, Inc.*;
                         Dreyfus Personal Management, Inc.*;
                         Dreyfus Partnership Management, Inc.+;
                                Dreyfus Service Organization***;
                                The Truepenny Corporation*;
                              Formerly, Senior Vice President:
                         The Chase Manhattan Bank, N.A. and
                         The Chase Manhattan Capital Markets
                                Corporation
                                One Chase Manhattan Plaza
                                New York, New York 10081

WILLIAM T. SANDALLS, JR.      None
Senior Vice President and
Chief Financial Officer

BARBARA E. CASEY              President:
Vice President--                Dreyfus Retirement Services
Division;
Dreyfus Retirement            Executive Vice President:
Services                 Boston Safe Deposit & Trust Co.*****;
                                Dreyfus Service Corporation*

DIANE M. COFFEY               None
Vice President--
Corporate Communications

ELIE M. GENADRY               President:
Vice President--         Institutional Services Division of
Institutional Sales             Dreyfus Service Corporation*;
                         Broker-Dealer Division of Dreyfus

                         Service Corporation*;
                         Group Retirement Plans Division of
                                Dreyfus Service Corporation*;
                              Executive Vice President:
                                Dreyfus Service Corporation*;
                         Dreyfus Service Organization, Inc.***;
                              Vice President:
                                The Dreyfus Trust Company++

DANIEL C. MACLEAN        Director, Vice President and Secretary:
Vice President and              Dreyfus Precious Metals, Inc.*;
General Counsel               Director and Vice President:
                                The Dreyfus Consumer Credit
                                Corporation*;
                              Director and Secretary:
                        Dreyfus Partnership Management, Inc.*;
                                Major Trading Corporation*;
                                The Truepenny Corporation+;
                              Director:
                                The Dreyfus Trust Company++;
                              Secretary:
                                Dreyfus Service Corporation*;
                        Dreyfus Service Organization, Inc.***;
                                Seven Six Seven Agency, Inc.*

JEFFREY N. NACHMAN            None
Vice President--Mutual
Fund Accounting

WILLIAM F. GLAVIN, JR.        Senior Vice President:
Vice President--Corporate       The Boston Company Advisors,
Inc.             Development       53 State Street
                                Exchange Place
                                Boston, Massachusetts 02109

ANDREW S. WASSER              Vice President:
Vice President--Information     Mellon Bank Corporation****
Services

MAURICE BENDRIHEM             Treasurer:
Controller                      Dreyfus Partnership Management,
                                  Inc.***;
                        Dreyfus Service Organization, Inc.***;
                                Seven Six Seven Agency, Inc.*;
                                The Truepenny Corporation*;
                              Controller:
                        Dreyfus Acquisition Corporation*;
                                The Dreyfus Trust Company++;
                                The Dreyfus Consumer Credit
                                Corporation*;
                              Assistant Treasurer:
                                Dreyfus Precious Metals*;
                              Formerly, Vice President-Financial
                              Planning, Administration and Tax:
                                Showtime/The Movie Channel, Inc.
                                1633 Broadway
                                New York, New York 10019

MARK N. JACOBS          Vice President, Secretary and Director:

 Vice President--                Lion Management, Inc.*;

   Legal and Secretary
Secretary:                  The Dreyfus Consumer Credit
                                Corporation*;
                                Dreyfus Management, Inc.*;
                              Assistant Secretary:
                       Dreyfus Service Organization, Inc.***;
                                Major Trading Corporation*;
                                The Truepenny Corporation*

ELVIRA OSLAPAS                Assistant Secretary:
Assistant Secretary             Dreyfus Service Corporation*;
                                Dreyfus Management, Inc.*;
                      Dreyfus Acquisition Corporation, Inc.*;
                      The Truepenny Corporation*


* The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
**        The address of the business so indicated is 80 Cutter
Mill Road, Great Neck, New York 11021.
***       The address of the business so indicated is 131 Second
Street, Lewes, Delaware 19958.
****      The address of the business so indicated is One Mellon
Bank Center, Pittsburgh, Pennsylvania 15258.
*****     The address of the business so indicated is One Boston
Place,  Boston, Massachusetts 02108.
+         The address of the business so indicated is Atrium
Building, 80 Route 4 East, Paramus, New Jersey 07652.
++        The address of the business so indicated is 144 Glenn
Curtiss Boulevard, Uniondale, New York 11556-0144.
+++       The address of the business so indicated is One
Rockefeller Plaza, New York, New York 10020.
++++      The address of the business so indicated is 2
Boulevard Royal, Luxembourg.
+++++     The address of the business so indicated is Nassau,
Bahamas Islands.

Item 28(b).  Business and Other Connections of Sub-Investment
Adviser

          Registrant is fulfilling the requirement of this Item 28(b) to provide a list of the officers and directors of M&G Investment Management Limited ("M&G"), the sub-investment adviser to Registrant's Dreyfus International Equity Fund, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by M&G or those of its officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV filed with the SEC pursuant to the Investment Advisers Act of 1940 by M&G (SEC File No. 801-21981).

Item 29.  Principal Underwriters

          (a)  Other investment companies for which Registrant's

    principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

           15. Comstock Partners Strategy Fund, Inc.
           16. Dreyfus A Bonds Plus, Inc.
           17. Dreyfus Appreciation Fund, Inc.
           18. Dreyfus Asset Allocation Fund, Inc.
           19. Dreyfus Balanced Fund, Inc.
           20. Dreyfus BASIC GNMA Fund
           21. Dreyfus BASIC Money Market Fund, Inc.
           22. Dreyfus BASIC Municipal Fund, Inc.
           23. Dreyfus BASIC U.S. Government Money Market Fund
    24.  Dreyfus California Intermediate Municipal Bond Fund
          25.  Dreyfus California Tax Exempt Bond Fund, Inc.
          26.  Dreyfus California Tax Exempt Money Market Fund
          27.  Dreyfus Capital Value Fund (A Premier Fund)
          28.  Dreyfus Cash Management
          29.  Dreyfus Cash Management Plus, Inc.
   30.  Dreyfus Connecticut Intermediate Municipal Bond Fund
   31.  Dreyfus Connecticut Municipal Money Market Fund, Inc.
          32.  Dreyfus Edison Electric Index Fund, Inc.
          33.  Dreyfus Florida Intermediate Municipal Bond Fund
          34.  Dreyfus Florida Municipal Money Market Fund
          35.  The Dreyfus Fund Incorporated
          36.  Dreyfus Global Bond Fund, Inc.
          37.  Dreyfus Global Growth, L.P. (A Strategic Fund)
          38.  Dreyfus GNMA Fund, Inc.
          39.  Dreyfus Government Cash Management
          40.  Dreyfus Growth and Income Fund, Inc.
          41.  Dreyfus Growth and Value Fund, Inc.
          42.  Dreyfus Growth Opportunity Fund, Inc.
          43.  Dreyfus Institutional Money Market Fund
          44.  Dreyfus Institutional Short Term Treasury Fund
          45.  Dreyfus Insured Municipal Bond Fund, Inc.
          46.  Dreyfus Intermediate Municipal Bond Fund, Inc.
          47.  Dreyfus International Equity Fund, Inc.
          48.  Dreyfus International Recovery Fund, Inc.
          49.  The Dreyfus/Laurel Funds, Inc.
          50.  The Dreyfus/Laurel Funds Trust
          51.  The Dreyfus/Laurel Tax-Free Municipal Funds
          52.  The Dreyfus/Laurel Investment Series
          53.  Dreyfus Life and Annuity Index Fund, Inc.
          54.  Dreyfus LifeTime Portfolios, Inc.
          55.  Dreyfus Liquid Assets, Inc.
  56.  Dreyfus Massachusetts Intermediate Municipal Bond Fund
          57.  Dreyfus Massachusetts Municipal Money Market Fund
          58.  Dreyfus Massachusetts Tax Exempt Bond Fund
  59.  Dreyfus Michigan Municipal Money Market Fund, Inc.
          60.  Dreyfus Money Market Instruments, Inc.
          61.  Dreyfus Municipal Bond Fund, Inc.
          62.  Dreyfus Municipal Cash Management Plus
          63.  Dreyfus Municipal Money Market Fund, Inc.
  64.  Dreyfus New Jersey Intermediate Municipal Bond Fund
          65.  Dreyfus New Jersey Municipal Bond Fund, Inc.
  66.  Dreyfus New Jersey Municipal Money Market Fund, Inc.
          67.  Dreyfus New Leaders Fund, Inc.
          68.  Dreyfus New York Insured Tax Exempt Bond Fund
          69.  Dreyfus New York Municipal Cash Management
          70.  Dreyfus New York Tax Exempt Bond Fund, Inc.
  71.  Dreyfus New York Tax Exempt Intermediate Bond Fund
          72.  Dreyfus New York Tax Exempt Money Market Fund
          73.  Dreyfus Ohio Municipal Money Market Fund, Inc.
          74.  Dreyfus 100% U.S. Treasury Intermediate Term Fund
          75.  Dreyfus 100% U.S. Treasury Long Term Fund
          76.  Dreyfus 100% U.S. Treasury Money Market Fund
          77.  Dreyfus 100% U.S. Treasury Short Term Fund
          78.  Dreyfus Pennsylvania Intermediate Municipal
                 Bond Fund
          79.  Dreyfus Pennsylvania Municipal Money Market Fund
          80.  Dreyfus Short-Intermediate Government Fund
          81.  Dreyfus Short-Intermediate Municipal Bond Fund
          82.  Dreyfus Short-Term Income Fund, Inc.
  83.  The Dreyfus Socially Responsible Growth Fund, Inc.
          84.  Dreyfus Strategic Growth, L.P.
          85.  Dreyfus Strategic Income
          86.  Dreyfus Strategic Investing
          87.  Dreyfus Tax Exempt Cash Management
          88.  The Dreyfus Third Century Fund, Inc.
          89.  Dreyfus Treasury Cash Management
          90.  Dreyfus Treasury Prime Cash Management
          91.  Dreyfus Variable Investment Fund
          92.  Dreyfus-Wilshire Target Funds, Inc.
          93.  Dreyfus Worldwide Dollar Money Market Fund, Inc.
          94.  General California Municipal Bond Fund, Inc.
          95.  General California Municipal Money Market Fund
          96.  General Government Securities Money Market
                 Fund, Inc.
          97.  General Money Market Fund, Inc.
          98.  General Municipal Bond Fund, Inc.
          99.  General Municipal Money Market Fund, Inc.
          100. General New York Municipal Bond Fund, Inc.
          101. General New York Municipal Money Market Fund
  102. Pacifica Funds Trust--Pacific American Money Market Portfolio, Pacific American U.S. Treasury Portfolio
          103. Peoples Index Fund, Inc.
          104. Peoples S&P MidCap Index Fund, Inc.
          105. Premier California Municipal Bond Fund
          106. Premier Equity Funds, Inc.
          107. Premier Global Investing, Inc.
          108. Premier GNMA Fund
          109. Premier Growth Fund, Inc.
          110. Premier Insured Municipal Bond Fund
          111. Premier Municipal Bond Fund
          112. Premier New York Municipal Bond Fund
          113. Premier State Municipal Bond Fund


          (b)

Name and principal       Positions and offices with     Positions and offices
business address         Premier Mutual                 with Registrant
                         Fund Services, Inc.
-------------------      --------------------------     ---------------------
Marie E. Connolly+       Director, President, Chief      President and Treasurer
                         Executive Officer and
                         Compliance Officer


Joseph F. Tower, III+    Senior Vice President,          Assistant Treasurer
                         Treasurer and Chief
                         Financial Officer

John E. Pelletier+       Senior Vice President,          Vice President and Secretary
                         General Counsel, Secretary
                         and Clerk

Frederick C. Dey++       Senior Vice President
                         Vice President
                         and Assistant
                         Treasurer

Eric B. Fischman++       Vice President and              Vice President and Assistant Secretary
                         Associate General Counsel


Paul Prescott+           Vice President                   None

Elizabeth Bachman+       Assistant Vice President         Vice President and Assistant Secretary

Mary Nelson+             Assistant Treasurer              None

John J. Pyburn++         Assistant Treasurer              Assistant Treasurer

Jean M. O'Leary+         Assistant Secretary and          None
                         Assistant Clerk

John W. Gomez+           Director                         None

William J. Nutt+         Director                         None

+    Principal business address is One Exchange Place, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.


Item 30.  Location of Accounts and Records

          1. First Data Investors Services Group, Inc., a subsidiary of First Data Corporation
               P.O. Box 9671
               Providence, Rhode Island 02940-9671

          2.   The Bank of New York
               90 Washington Street
               New York, New York 10286

          3.   Dreyfus Transfer, Inc.
               P.O. Box 9671
               Providence, Rhode Island  02940-9671

          4.   The Dreyfus Corporation
               200 Park Avenue
               New York, New York 10166

Item 31.  Management Services

          Not Applicable.

Item 32.  Undertakings

          Registrant hereby undertakes

          (1) to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of Registrant's 1933 Act

Registration Statement pertaining to its Dreyfus
Emerging Markets Fund.

       (2) to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (3) to furnish each person to whom a prospectus is delivered with a copy of the Fund's latest Annual Report to Shareholders, upon request and without charge.

                                       SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of January, 1996.

                        DREYFUS INTERNATIONAL EQUITY FUND, INC.
                            (Registrant)

                            By:/s/Marie E. Connolly*

                              Marie E. Connolly, President

  Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/Marie E. Connolly*  President and Treasurer  January 30, 1996
Marie E. Connolly            (Principal Executive,
                             Financial and Accounting
                             Officer)

/s/Joseph S. DiMartino*   Director            January 30, 1996
Joseph S. DiMartino

/s/David P. Feldman*      Director            January 30, 1996
David P. Feldman

/s/John M. Fraser, Jr.*   Director            January 30, 1996
John M. Fraser, Jr.

/s/Robert R. Glauber*     Director            January 30, 1996
Robert R. Glauber

/s/James F. Henry*        Director            January 30, 1996
James F. Henry

/s/Rosalind Gersten Jacobs*  Director         January 30, 1996
Rosalind Gersten Jacobs

/s/Irving Kristol*           Director         January 30, 1996
Irving Kristol

/s/Paul A. Marks*            Director         January 30, 1996
Paul A. Marks*

/s/Martin Peretz*            Director         January 30, 1996
Martin Peretz

/s/Bert W. Wasserman*        Director         January 30, 1996
Bert W. Wasserman

/s/Eric B. Fischman


* By:  Eric B. Fischman,
       Attorney-in-Fact